Registration No.2-61391
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 /x/

                           Pre-Effective Amendment No.         / /

                         Post-Effective Amendment No.25       /x/

                                     and/or

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 /x/

                                Amendment No.25               /x/
                        (Check appropriate box or boxes)
                              --------------------

                         THE EVERGREEN TOTAL RETURN FUND
               (Exact name of registrant as specified in charter)

                             2500 Westchester Avenue
                              Purchase, N.Y. 10577
                    (Address of Principal Executive Offices)

       (Registrant's Telephone Number, Including Area Code (914) 694-2020)

                             James P. Wallin, Esq.
                        Evergreen Asset Management Corp.
                  2500 Westchester Avenue, Purchase, N.Y. 10577
                     (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) / / Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or /X/ 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This  post-effective  amendment  designates  a  new  effective  date  for  a previously filed  post-effective  amendment
/ / 60 days after filing pursuant to paragraph  (a)(i)
/ / on (date) pursuant to paragraph (a)(i)

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended January 31, 1996, was filed on or about March 29, 1996



                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis and Fee Table                    Overview of the Fund(s);
                                                    Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page; Description of
                                                      the Funds; General
                                                      Information

Item 5.   Management of the Fund                    Management of the Fund(s);
                                                      General Information


Item 6.   Capital Stock and Other Securities        Dividends, Distributions and
                                                      Taxes; General
                                                      Information

Item 7.   Purchase of Securities Being Offered      Purchase and Redemption of
                                                      Shares

Item 8.   Redemption or Repurchase                  Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings                 Not Applicable

                                                    Location in Statement of
Part B                                                Additional Information

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Table of Contents

Item 12.  General Information and History           Not Applicable

Item 13.  Investment Objectives and Policies        Investment Objectives and
                                                      Policies;Investment
                                                      Restrictions; Other
                                                      Restrictions and
                                                      Operating Policies

Item 14.  Management of the Fund                    Management

Item 15.  Control Persons and Principal             Management
           Holders of Securities

Item 16.  Investment Advisory and Other Services    Investment Adviser;
                                                    Purchase of Shares

Item 17.  Brokerage Allocation                      Allocation of Brokerage

Item 18.  Capital Stock and Other Securities        Purchase of Shares

Item 19.  Purchase, Redemption and Pricing of       Distribution Plans; Purchase
          Securities Being Offered                    of Shares; Net Asset Value

Item 20.  Tax Status                                Additional Tax Information

Item 21.  Underwriters                              Distribution Plans; Purchase
                                                      of Shares

Item 22.  Calculation of Performance Data           Performance Information

Item 23.  Financial Statements                      Financial Statements

Part C

                Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

******************************************************************************


Supplement to Prospectus - January 29, 1997

Effective January 31, 1997, the name of Evergreen Total Return Fund has been changed to Evergreen Income & Growth Fund.

The table presented below presents for the Evergreen Total Return Fund, financial highlights for a share outstanding for the six months ended July 31, 1996. The information is unaudited. This information should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's semi-annual report to shareholders, which may be obtained without charge.

Evergreen Income & Growth Fund
(formerly Evergreen Total Return Fund)

FINANCIAL HIGHLIGHTS


                                    Six months ended July 31, 1996
                                    (unaudited)


                                     Class A   Class B   Class C   Class Y
Per Share Data:
Net asset value, beginning of period  $20.15    $20.08    $20.08    $20.16
Income (loss) from investment operations:
  Net investment income                 0.49      0.43      0.42      0.52
  Net realized and unrealized loss
    on investments                     (0.54)    (0.55)    (0.54)    (0.54)
  Total from investment operations     (0.05)    (0.12)    (0.12)    (0.02)
Less distributions to shareholders
   from net investment income          (0.52)    (0.46)    (0.46)    (0.54)
Net asset value, end of period        $19.58    $19.50    $19.50    $19.60

Total Return+                           -0.3%     -0.6%     -0.6%     -0.2%
Ratios & Supplemental Data:
Net assets, end of period (000's)      $6,990   $24,582      $870  $817,280
Ratios to average net assets:
  Expenses *                            1.44%     2.19%     2.19%     1.18%
  Net investment income *               4.81%     4.05%     4.02%     4.99%
Portfolio turnover rate                   79%       79%       79%       79%
Average commission paid per share    $0.0495   $0.0495   $0.0495   $0.0495



+ Total return is calculated on net asset value per share for the period indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 * Annualized.

******************************************************************************

  PROSPECTUS                                                   April 1, 1996
                                                         (Evergreen tree logo)
  EVERGREEN(SM) GROWTH AND INCOME FUNDS
  EVERGREEN BALANCED FUND
  EVERGREEN GROWTH AND INCOME FUND
  EVERGREEN VALUE FUND
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN FOUNDATION FUND
  EVERGREEN TOTAL RETURN FUND
  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES
           The Evergreen Growth and Income Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds and certain other funds in the Evergreen group of mutual funds dated April 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF
  ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED
  OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
  INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
  PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                18
         Investment Practices and Restrictions             22
MANAGEMENT OF THE FUNDS
         Investment Advisers                               27
         Sub-Adviser                                       29
         Distribution Plans and Agreements                 29
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 30
         How to Redeem Shares                              32
         Exchange Privilege                                33
         Shareholder Services                              34
         Effect of Banking Laws                            35
OTHER INFORMATION
         Dividends, Distributions and Taxes                35
         General Information                               36

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND, and EVERGREEN TOTAL RETURN FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND.
       EVERGREEN BALANCED FUND (formerly First Union Balanced Portfolio) seeks to produce long-term total return through capital appreciation, dividends, and interest income.
       EVERGREEN GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.
       EVERGREEN VALUE FUND (formerly First Union Value Portfolio) seeks long-term capital growth, with current income as a secondary objective.
       EVERGREEN AMERICAN RETIREMENT FUND seeks, in order of priority, conservation of capital, reasonable income and capital growth. To achieve these objectives, the Fund invests in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital appreciation. Investments in equity securities will be limited to 75% of the value of the Fund's total assets measured at the time any such investment is made. Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
       EVERGREEN FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.
       EVERGREEN TOTAL RETURN FUND attempts to maximize the "total return" on its portfolio of investments. It invests primarily in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of the Funds. For further information see "Purchase and Redemption of Fund Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES              Class A Shares                  Class B Shares                  Class C Shares
Maximum Sales Charge Imposed on Purchases          4.75%                           None                            None
(as a % of offering price)
Sales Charge on Dividend Reinvestments              None                           None                            None
Contingent Deferred Sales Charge (as a % of         None       5% during the first year, 4% during the        1% during the
original purchase price or redemption                          second year, 3% during the third and fourth    first year and
proceeds, whichever is lower)                                  years, 2% during the fifth year, 1% during     0% thereafter
                                                               the sixth year and 0% after the sixth year
Redemption Fee                                      None                           None                            None
Exchange Fee                                        None                           None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and C, no redemption at the end of each period.
       In the following examples (i) the expenses for Class A Shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B Shares and Class C Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B Shares reflects the conversion to Class A Shares eight years after purchase (years eight through ten, therefore, reflect Class A expenses).
EVERGREEN BALANCED FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .50%       .50%       .50%
                                                      After 1 Year           $  56      $  66      $  26      $  16      $  16
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  74      $  81      $  51      $  51      $  51
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $  93      $ 108      $  88      $  88      $  88
                                                      After 10 Years         $ 150      $ 163      $ 192      $ 163      $ 192
Other Expenses          .12%       .12%       .12%
Total                   .87%      1.62%      1.62%

EVERGREEN GROWTH & INCOME FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        1.00%      1.00%      1.00%
                                                      After 1 Year           $  62      $  73      $  33      $  23      $  23
12b-1 Fees*             .25%      1.00%      1.00%
                                                      After 3 Years          $  93      $ 101      $  71      $  71      $  71
Other Expenses**        .27%       .27%       .27%
                                                      After 5 Years          $ 126      $ 142      $ 122      $ 122      $ 122
                                                      After 10 Years         $ 220      $ 233      $ 261      $ 233      $ 261
Total                  1.52%      2.27%      2.27%

EVERGREEN VALUE FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming no
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .50%       .50%       .50%
                                                      After 1 Year           $  56      $  67      $  27      $  17      $  17
12b-1 Fees*             .25%       .75%       .75%
                                                      After 3 Years          $  75      $  82      $  52      $  52      $  52
Shareholder Service
 Fees                     --       .25%       .25%    After 5 Years          $  95      $ 110      $  90      $  90      $  90
                                                      After 10 Years         $ 153      $ 166      $ 195      $ 166      $ 195
Other Expenses          .15%       .15%       .15%
Total                   .90%      1.65%      1.65%

EVERGREEN AMERICAN RETIREMENT FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees         .75%       .75%       .75%
                                                      After 1 Year           $  62      $  73      $  33      $  23      $  23
12b-1 Fees*             .25%      1.00%      1.00%
                                                      After 3 Years          $  93      $ 101      $  71      $  71      $  71
Other Expenses**        .51%       .51%       .51%
                                                      After 5 Years          $ 126      $ 141      $ 121      $ 121      $ 121
                                                      After 10 Years         $ 219      $ 232      $ 260      $ 232      $ 260
Total                  1.51%      2.26%      2.26%

EVERGREEN FOUNDATION FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        .875%      .875%      .875%
                                                      After 1 Year           $  60      $  71      $  31      $  21      $  21
12b-1 Fees*            .250%     1.000%     1.000%
                                                      After 3 Years          $  87      $  95      $  65      $  65      $  65
Other Expenses**       .195%      .195%      .195%
                                                      After 5 Years          $ 116      $ 131      $ 111      $ 111      $ 111
                                                      After 10 Years         $ 199      $ 212      $ 240      $ 212      $ 240
Total                 1.320%     2.070%     2.070%

EVERGREEN TOTAL RETURN FUND

                                                                                                 EXAMPLES
                                                                            Assuming Redemption at End of       Assuming No
                          ANNUAL OPERATING EXPENSES                                    Period                    Redemption
                      Class A    Class B    Class C                         Class A    Class B    Class C    Class B    Class C
Management Fees        1.00%      1.00%      1.00%
                                                      After 1 Year           $  61      $  72      $  32      $  22      $  22
12b-1 Fees*             .25%      1.00%      1.00%
                                                      After 3 Years          $  91      $  99      $  69      $  69      $  69
Other Expenses**        .19%       .19%       .19%
                                                      After 5 Years          $ 122      $ 137      $ 117      $ 117      $ 117
                                                      After 10 Years         $ 212      $ 224      $ 252      $ 224      $ 252
Total                  1.44%      2.19%      2.19%

*Class A Shares can pay up to .75 of 1% of average net assets as a 12b-1 Fee. For the forseeable future, the Class A 12b-1 Fees will be limited to .25 of 1% of average net assets. For Class B and Class C Shares of EVERGREEN GROWTH & INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND, a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 Fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.
**Reflects agreements by Evergreen Asset Management Corp. to voluntarily reimburse the following Funds for certain class specific expenses. Absent such agreements, the actual operating expenses for the year ended December 31, 1995 or January 31, 1996, as applicable, were as follows:

                                                    Class A    Class B    Class C
Evergreen Growth & Income Fund                       1.64%      2.26%       4.94%
Evergreen American Retirement Fund                  10.96%      4.20%     103.52%
Evergreen Foundation Fund                            1.34%      2.07%       2.37%
Evergreen Total Return Fund                          2.50%      2.25%      13.03%

         From time to time, each Fund's investment adviser may, at its descretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.
         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. Such expenses have been restated to reflect current fee arrangements. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end charges permitted under the rules of the National Association of Securities Dealers, Inc.
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, for EVERGREEN FOUNDATION FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors and for EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN GROWTH & INCOME FUND and EVERGREEN TOTAL RETURN FUND has been audited by Ernst & Young LLP, each Fund's independent auditors. A report of KPMG Peat Marwick LLP, Price Waterhouse LLP, or Ernst & Young LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN BALANCED FUND -- CLASS A, B, C SHARES

                                               CLASS A SHARES                                CLASS B SHARES
                                                                                                                          CLASS C
                                                                      JUNE 10,                           JANUARY 26,
                                                                       1991*                                1993*          SHARES
                                         YEAR ENDED                   THROUGH          YEAR ENDED          THROUGH       YEAR ENDED
                                        DECEMBER 31,                DECEMBER 31,      DECEMBER 31,       DECEMBER 31,   DECEMBER 31,
                             1995      1994      1993      1992         1991         1995       1994         1993           1995
PER SHARE DATA:
Net asset value, beginning
 of period................   $11.17    $12.07    $11.41    $11.02      $10.00        $11.18     $12.08       $11.54         $11.17
Income (loss) from
 investment operations:
 Net investment income....      .51       .43       .42       .42         .30           .42        .36          .34            .41
 Net realized and
   unrealized gain (loss)
   on investments.........     2.40      (.71)      .75       .43        1.08          2.40       (.71)         .65           2.40
   Total from investment
     operations...........     2.91      (.28)     1.17       .85        1.38          2.82       (.35)         .99           2.81
Less distributions to
 shareholders from:
 Net investment income....     (.50)     (.43)     (.42)     (.42)       (.35)         (.41)      (.36)        (.34)          (.41)
 Net realized gain on
   investments............     (.46)     (.19)     (.09)     (.04)       (.01)         (.46)      (.19)        (.09)          (.46)
 In excess of net
   investment income......       --        --        --        --          --            --         --         (.02)            --
   Total distributions....     (.96)     (.62)     (.51)     (.46)       (.36)         (.87)      (.55)        (.45)          (.87)
Net asset value, end of
 period...................   $13.12    $11.17    $12.07    $11.41      $11.02        $13.13     $11.18       $12.08         $13.11
TOTAL RETURN+.............    26.5%     (2.4%)    10.4%      7.9%       11.8%         25.6%      (3.0%)        8.7%          25.5%
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)..........  $41,849   $41,010   $35,032   $17,408        $334      $108,993   $100,052     $ 65,475           $300
Ratios to average net
 assets:
 Expenses.................     .88%      .89%      .91%      .91%        .92%++       1.62%      1.48%        1.41%++        1.62%
 Net investment income....    4.05%     3.69%     3.61%     3.93%       4.38%++       3.30%      3.12%        3.09%++        3.31%
Portfolio turnover rate...      37%       35%       19%       12%         19%           37%        35%          19%            37%

                            SEPTEMBER 2,
                               1994*
                              THROUGH
                            DECEMBER 31,
                                1994
PER SHARE DATA:
Net asset value, beginning
 of period................      $12.00
Income (loss) from
 investment operations:
 Net investment income....         .18
 Net realized and
   unrealized gain (loss)
   on investments.........        (.61)
   Total from investment
     operations...........        (.43)
Less distributions to
 shareholders from:
 Net investment income....        (.21)
 Net realized gain on
   investments............        (.19)
 In excess of net
   investment income......          --
   Total distributions....        (.40)
Net asset value, end of
 period...................      $11.17
TOTAL RETURN+.............       (3.6%)
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)..........        $195
Ratios to average net
 assets:
 Expenses.................       1.64%++
 Net investment income....       3.23%++
Portfolio turnover rate...         35%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
                                       5

EVERGREEN BALANCED FUND -- CLASS Y SHARES

                                                                                               CLASS Y SHARES
                                                                                                                        APRIL 1,
                                                                                                                         1991*
                                                                                         YEAR ENDED                     THROUGH
                                                                                        DECEMBER 31,                  DECEMBER 31,
                                                                            1995       1994       1993       1992         1991
PER SHARE DATA:
Net asset value, beginning of period....................................    $11.17     $12.07     $11.41     $11.02       $10.00
Income (loss) from investment operations:
  Net investment income.................................................       .54        .46        .45        .46          .36
  Net realized and unrealized gain (loss) on investments................      2.40       (.71)       .75        .42         1.03
    Total from investment operations....................................      2.94       (.25)      1.20        .88         1.39
Less distributions to shareholders from:
  Net investment income.................................................      (.53)      (.46)      (.45)      (.45)        (.36)
  Net realized gain on investments......................................      (.46)      (.19)      (.09)      (.04)        (.01)
    Total distributions.................................................      (.99)      (.65)      (.54)      (.49)        (.37)
Net asset value, end of period..........................................    $13.12     $11.17     $12.07     $11.41       $11.02
TOTAL RETURN+...........................................................     26.8%      (2.2%)     10.7%       8.2%        15.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................  $818,137   $778,657   $760,147   $520,232     $247,472
Ratios to average net assets:
  Expenses..............................................................      .62%       .64%       .66%       .66%         .68%++
  Net investment income.................................................     4.30%      3.93%      3.86%      4.20%        4.86%++
Portfolio turnover rate.................................................       37%        35%        19%        12%          19%

*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
                                       6

EVERGREEN GROWTH & INCOME FUND -- CLASS A, B AND C SHARES

                                                                                               JANUARY 3, 1995*
                                                                                                    THROUGH
                                                                                               DECEMBER 31, 1995
                                                                                                    CLASS A
                                                                                                    SHARES
PER SHARE DATA:
Net asset value, beginning of period.....................................................                    $14.48
Income from investment operations:
  Net investment income..................................................................                       .13
  Net realized and unrealized gain on investments........................................                      4.64
  Total from investment operations.......................................................                      4.77
Less distributions to shareholders from:
  Net investment income..................................................................                      (.14)
  Net realized gain on investments.......................................................                      (.48)
  Total distributions....................................................................                      (.62)
Net asset value, end of period...........................................................                    $18.63
TOTAL RETURN+............................................................................                     33.0%
RATIOS &
  SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..................................................                       $19
Ratios to average net assets:
  Expenses...............................................................................                     1.55%++#
  Net investment income..................................................................                      .99%++#
Portfolio turnover rate..................................................................                       17%

                                                                                                   CLASS B
                                                                                                   SHARES
PER SHARE DATA:
Net asset value, beginning of period.....................................................                   $14.48
Income from investment operations:
  Net investment income..................................................................                      .05
  Net realized and unrealized gain on investments........................................                     4.61
  Total from investment operations.......................................................                     4.66
Less distributions to shareholders from:
  Net investment income..................................................................                     (.07 )
  Net realized gain on investments.......................................................                     (.48 )
  Total distributions....................................................................                     (.55 )
Net asset value, end of period...........................................................                   $18.59
TOTAL RETURN+............................................................................                    32.2%
RATIOS &
  SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..................................................                      $46
Ratios to average net assets:
  Expenses...............................................................................                    2.24%   ++#
  Net investment income..................................................................                     .30%   ++#
Portfolio turnover rate..................................................................                      17%

                                                                                                   CLASS C

                                                                                                   SHARES

PER SHARE DATA:
Net asset value, beginning of period.....................................................                   $14.48

Income from investment operations:
  Net investment income..................................................................                      .06

  Net realized and unrealized gain on investments........................................                     4.60

  Total from investment operations.......................................................                     4.66

Less distributions to shareholders from:
  Net investment income..................................................................                     (.08)

  Net realized gain on investments.......................................................                     (.48)

  Total distributions....................................................................                     (.56)

Net asset value, end of period...........................................................                   $18.58

TOTAL RETURN+............................................................................                    32.2%

RATIOS &
  SUPPLEMENTAL DATA:
Net assets, end of period (in millions)..................................................                       $2

Ratios to average net assets:
  Expenses...............................................................................                    2.15%++#

  Net investment income..................................................................                     .35%++#

Portfolio turnover rate..................................................................                      17%


*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                               JANUARY 3, 1995*
                                                                                                    THROUGH
                                                                                               DECEMBER 31, 1995
                                                                                                    CLASS A
                                                                                                    SHARES
Expenses.................................................................................                     1.64%
Net Investment income (loss).............................................................                      .90%

                                                                                                   CLASS B
                                                                                                   SHARES
Expenses.................................................................................                    2.26%
Net Investment income (loss).............................................................                     .28%

                                                                                                   CLASS C

                                                                                                   SHARES

Expenses.................................................................................                    4.94%

Net Investment income (loss).............................................................                   (2.44%)


EVERGREEN GROWTH & INCOME FUND -- CLASS Y SHARES

                                                                  YEAR ENDED DECEMBER 31,
                                  1995      1994      1993      1992      1991      1990         1989           1988**
PER SHARE DATA:
Net asset value, beginning
  of period....................   $14.52    $15.41    $14.18    $12.99    $10.72    $12.03         $10.62            $9.38
Income (loss) from
  investment operations:
  Net investment income........      .18       .14       .14       .15       .19       .30            .52              .19
  Net realized and unrealized
    gain (loss) on
    investments................     4.59       .12      1.91      1.65      2.58      (.84)          2.17             2.10
    Total from investment
      operations...............     4.77       .26      2.05      1.80      2.77      (.54)          2.69             2.29
Less distributions to
  shareholders from:
  Net investment income........     (.17)     (.14)     (.14)     (.15)     (.19)     (.30)          (.52)            (.19)
  Net realized gain on
    investments................     (.48)    (1.01)     (.68)     (.46)     (.31)     (.47)          (.76)            (.86)
    Total distributions........     (.65)    (1.15)     (.82)     (.61)     (.50)     (.77)         (1.28)           (1.05)
Net asset value, end of
  period.......................   $18.64    $14.52    $15.41    $14.18    $12.99    $10.72         $12.03           $10.62
TOTAL RETURN+..................    32.9%      1.7%     14.4%     13.8%     25.8%     (4.5%)         25.4%            24.6%
RATIOS &
  SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................     $141       $73       $77       $64       $48       $36            $32              $24
Ratios to average net
  assets:
  Expenses.....................    1.27%     1.33%     1.26%     1.33%     1.41%     1.50%          1.54%            1.56%
  Net investment income........    1.11%      .96%      .99%     1.18%     1.55%     2.62%          4.13%            1.70%
Portfolio turnover rate........      17%       29%       28%       30%       23%       41%            53%              41%
                                                       OCTOBER 15,
                                                      1986* THROUGH
                                                       DECEMBER 31,
                                     1987**               1986**
PER SHARE DATA:
Net asset value, beginning
  of period....................          $10.05           $10.00
Income (loss) from
  investment operations:
  Net investment income........             .20              .07
  Net realized and unrealized
    gain (loss) on
    investments................            (.63)            (.02)
    Total from investment
      operations...............            (.43)             .05
Less distributions to
  shareholders from:
  Net investment income........            (.24)              --
  Net realized gain on
    investments................              --               --
    Total distributions........            (.24)              --
Net asset value, end of
  period.......................           $9.38           $10.05
TOTAL RETURN+..................           (4.3%)             .5%
RATIOS &
  SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................             $21              $21
Ratios to average net
  assets:
  Expenses.....................           1.76%            1.73%++
  Net investment income........           1.90%            3.23%++
Portfolio turnover rate........             48%               4%

*  Commencement of operations.
** Net investment income is based on the average monthly shares outstanding for the periods indicated.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
                                       8

EVERGREEN VALUE FUND -- CLASS A SHARES

                                                                                                       NINE
                                                                                                      MONTHS
                                                                                                      ENDED         YEAR ENDED
                                                               YEAR ENDED DECEMBER 31,             DECEMBER 31,      MARCH 31,
                                                       1995     1994     1993     1992     1991       1990*        1990     1989
PER SHARE DATA:
Net asset value, beginning of
 period.............................................  $16.62   $17.63   $17.11   $17.08   $14.61      $15.12      $14.45   $12.83
Income (loss) from investment
 operations.........................................
 Net investment income..............................     .55      .52      .47      .44      .46         .36         .54      .36
 Net realized and unrealized gain (loss) on
   investments......................................    4.69     (.20)    1.10      .89     3.17        (.44)       1.70     2.11
 Total from investment operations...................    5.24      .32     1.57     1.33     3.63        (.08)       2.24     2.47
Less distributions to shareholders from:
 Net investment income..............................    (.51)    (.51)    (.47)    (.43)    (.43)       (.36)       (.57)    (.38)
 Net realized gain on investments...................    (.90)    (.82)    (.58)    (.87)    (.73)       (.02)      (1.00)    (.47)
 In excess of net investment income.................      --       --       --       --       --        (.05)         --       --
 Total distributions................................   (1.41)   (1.33)   (1.05)   (1.30)   (1.16)       (.43)      (1.57)    (.85)
Net asset value, end of
 period.............................................  $20.45   $16.62   $17.63   $17.11   $17.08      $14.61      $15.12   $14.45
TOTAL RETURN+.......................................   31.8%     1.9%     9.3%     8.0%    25.1%        (.5%)      15.5%    19.7%
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)......................................    $292     $189     $190     $169     $136        $105         $96      $83
Ratios to average net assets:
 Expenses...........................................    .90%     .93%     .99%    1.01%#    .96%#      1.39%++     1.55%    1.71%
 Net investment income..............................   2.78%    2.96%    2.63%    2.37%#   2.78%#      3.28%++     3.42%    2.72%
Portfolio turnover rate.............................     53%      70%      46%      56%      69%         13%         11%      24%

                                                       1988     1987
PER SHARE DATA:
Net asset value, beginning of
 period.............................................  $14.66   $12.35
Income (loss) from investment
 operations.........................................
 Net investment income..............................     .26      .15
 Net realized and unrealized gain (loss) on
   investments......................................   (1.30)    2.38
 Total from investment operations...................   (1.04)    2.53
Less distributions to shareholders from:
 Net investment income..............................    (.26)    (.13)
 Net realized gain on investments...................    (.53)    (.09)
 In excess of net investment income.................      --       --
 Total distributions................................    (.79)    (.22)
Net asset value, end of
 period.............................................  $12.83   $14.66
TOTAL RETURN+.......................................   (7.1%)   20.8%
RATIOS &
 SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)......................................     $22      $23
Ratios to average net assets:
 Expenses...........................................   1.74%    1.97%
 Net investment income..............................   1.92%    1.41%
Portfolio turnover rate.............................     24%      20%

*  The Fund changed its fiscal year end from March 31 to December 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++  Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                        1992     1991
  Expenses...........................................................................   1.02%    1.05%
  Net investment income..............................................................   2.36%    2.69%

EVERGREEN VALUE FUND -- CLASS B AND C SHARES

                                                                     CLASS B SHARES
                                                                                                         CLASS C SHARES
                                                                                  FEBRUARY 2,                     SEPTEMBER 2,
                                                                                     1993*                           1994*
                                                               YEAR ENDED           THROUGH        YEAR ENDED       THROUGH
                                                              DECEMBER 31,        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            1995        1994          1993            1995            1994
PER SHARE DATA:
Net asset value, beginning of period...................     $16.62      $17.63        $17.24         $16.61          $18.28
Income (loss) from investment operations:
  Net investment income................................        .39         .42           .35            .39             .19
  Net realized and unrealized gain (loss) on
    investments........................................       4.70        (.20)         1.01           4.70            (.81)
  Total from investment operations.....................       5.09         .22          1.36           5.09            (.62)
Less distributions to shareholders from:
  Net investment income................................       (.36)       (.41)         (.35)          (.36)           (.19)
  Net realized gain on investments.....................       (.90)       (.82)         (.58)          (.90)           (.82)
  In excess of net investment income...................         --          --          (.04)            --            (.04)
  Total distributions..................................      (1.26)      (1.23)         (.97)         (1.26)          (1.05)
Net asset value, end of period.........................     $20.45      $16.62        $17.63          20.44          $16.61
TOTAL RETURN+..........................................      30.9%        1.3%          8.0%          30.9%           (3.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............   $141,072    $104,297      $ 59,953           $811            $485
Ratios to average net assets:
  Expenses.............................................      1.65%       1.53%         1.48%++        1.65%           1.68%++
  Net investment income................................      2.04%       2.36%         2.09%++        2.03%           2.16%++
Portfolio turnover rate................................        53%         70%           46%            53%             70%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++  Annualized.
                                       10

EVERGREEN VALUE FUND -- CLASS Y SHARES

                                                                                                                 JANUARY 3, 1991*
                                                                                                                     THROUGH
                                                                           YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                                                   1995        1994        1993        1992            1991
PER SHARE DATA:
Net asset value, beginning of period..........................     $16.61      $17.63      $17.11      $17.08          $14.28
Income from investment operations:
  Net investment income.......................................        .57         .56         .52         .49             .47
  Net realized and unrealized gain (loss) on investments......       4.72        (.20)       1.12         .90            3.53
    Total from investment operations..........................       5.29         .36        1.64        1.39            4.00
Less distributions to shareholders from:
  Net investment income.......................................       (.55)       (.56)       (.52)       (.49)           (.47)
  Net realized gain on investments............................       (.90)       (.82)       (.58)       (.87)           (.73)
In excess of net investment income............................         --          --        (.02)         --              --
    Total distributions.......................................      (1.45)      (1.38)      (1.12)      (1.36)          (1.20)
Net asset value, end of period................................     $20.45      $16.61      $17.63      $17.11          $17.08
TOTAL RETURN+.................................................      32.2%        2.1%        9.7%        8.3%           25.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................   $760,733    $507,028    $463,087    $326,154        $271,391
Ratios to average net assets:
  Expenses....................................................       .65%        .68%        .65%        .68%#           .69%++#
  Net investment income.......................................      3.02%       3.21%       2.98%       2.90%#          3.04%++#
Portfolio turnover rate.......................................        53%         70%         46%         56%             69%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                    JANUARY 3, 1991*
                                                                  YEAR ENDED             THROUGH
                                                               DECEMBER 31, 1992    DECEMBER 31, 1991
  Expenses..................................................          .69%                 .77%
  Net investment income.....................................         2.89%                2.96%

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS A, B AND C SHARES

                                                                                       JANUARY 3, 1995* THROUGH
                                                                                           DECEMBER 31, 1995
                                                                                                CLASS A
                                                                                                SHARES
PER SHARE DATA:
Net asset value, beginning of period................................................                      $10.65
Income from investment operations:
  Net investment income.............................................................                         .41
  Net realized and unrealized gain on investments...................................                        2.22
    Total from investment operations................................................                        2.63
Less distributions to shareholders from net investment income.......................                        (.46)
Net asset value, end of period......................................................                      $12.82
TOTAL RETURN+.......................................................................                       24.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...........................................   $                   1,335
Ratios to average net assets:
  Expenses..........................................................................                       1.37%++#
  Net investment income.............................................................                       3.73%++#
Portfolio turnover rate.............................................................                         49%

                                                                                               CLASS B
                                                                                               SHARES
PER SHARE DATA:
Net asset value, beginning of period................................................                     $10.65
Income from investment operations:
  Net investment income.............................................................                        .35
  Net realized and unrealized gain on investments...................................                       2.20
    Total from investment operations................................................                       2.55
Less distributions to shareholders from net investment income.......................                       (.40 )
Net asset value, end of period......................................................  $                   12.80
TOTAL RETURN+.......................................................................                      24.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...........................................  $                   4,839
Ratios to average net assets:
  Expenses..........................................................................                      2.12%   ++#
  Net investment income.............................................................                      2.97%   ++#
Portfolio turnover rate.............................................................                        49%

                                                                                               CLASS C

                                                                                               SHARES

PER SHARE DATA:
Net asset value, beginning of period................................................                     $10.65

Income from investment operations:
  Net investment income.............................................................                        .36

  Net realized and unrealized gain on investments...................................                       2.19

    Total from investment operations................................................                       2.55

Less distributions to shareholders from net investment income.......................                       (.39)

Net asset value, end of period......................................................  $                   12.81

TOTAL RETURN+.......................................................................                      24.0%

RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...........................................                       $110

Ratios to average net assets:
  Expenses..........................................................................                      2.10%++#

  Net investment income.............................................................                      2.96%++#

Portfolio turnover rate.............................................................                        49%


 * Commencement of class operations.
 + Total return is calculated on net asset value for the periods indicated and is not annualized.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                     JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                  CLASS A    CLASS B    CLASS C
                                                                                                  SHARES     SHARES      SHARES
   Expenses....................................................................................   10.96%      4.20%     103.52%
   Net investment income (loss)................................................................   (5.86% )     .89%     (98.46)

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS Y SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                         1995       1994       1993       1992       1991       1990              1989
PER SHARE DATA:
Net asset value, beginning of
  period.............................    $10.67     $11.60     $10.95     $10.52      $9.59     $10.41                  $10.09
Income (loss) from investment
  operations:
  Net investment income..............       .47        .60        .56        .66        .60        .60                     .57
  Net realized and unrealized gain
    (loss) on investments............      2.16       (.93)       .96        .55       1.15       (.66)                    .76
  Total from investment operations...      2.63       (.33)      1.52       1.21       1.75       (.06)                   1.33
Less distributions to shareholders
  from:
  Net investment income..............      (.47)      (.60)      (.60)      (.61)      (.60)      (.60)                   (.59)
  Net realized gain on investments...        --         --       (.24)      (.17)      (.22)      (.16)                   (.42)
  In excess of net realized gains....        --         --       (.03)        --         --         --                      --
  Total distributions................      (.47)      (.60)      (.87)      (.78)      (.82)      (.76)                  (1.01)
Net asset value, end of period.......    $12.83     $10.67     $11.60     $10.95     $10.52      $9.59                  $10.41
TOTAL RETURN+........................     25.1%      (2.9%)     14.1%      11.8%      18.8%       (.5%)                  13.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)...........................   $39,327    $37,176    $37,336    $23,781    $15,632    $12,351                $11,610
Ratios to average net assets:
  Expenses...........................     1.26%      1.28%      1.36%      1.51%#     1.50%#     1.50%#                  1.88%#
  Net investment income..............     3.96%      5.40%      5.13%      6.23%#     5.91%#     6.04%#                  5.49%#
Portfolio turnover rate..............       49%       136%        92%       151%        97%        33%                    152%
                                         MARCH 14,
                                           1988*
                                          THROUGH
                                        DECEMBER 31,
                                           1988**
PER SHARE DATA:
Net asset value, beginning of
  period.............................      $10.00
Income (loss) from investment
  operations:
  Net investment income..............         .39
  Net realized and unrealized gain
    (loss) on investments............         .18
  Total from investment operations...         .57
Less distributions to shareholders
  from:
  Net investment income..............        (.36)
  Net realized gain on investments...        (.12)
  In excess of net realized gains....          --
  Total distributions................        (.48)
Net asset value, end of period.......      $10.09
TOTAL RETURN+........................        5.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)...........................      $9,449
Ratios to average net assets:
  Expenses...........................       2.00%++
  Net investment income..............       5.01%++
Portfolio turnover rate..............         52%

*  Commencement of operations.
** Investment income, expenses and net investment income are based upon the average monthly shares outstanding for the period indicated.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                     YEAR ENDED DECEMBER 31,
                                                                 1992     1991     1990     1989
  Expenses....................................................   1.59%    1.82%    1.95%    2.03%
  Net investment income.......................................   6.15%    5.59%    5.59%    5.34%

EVERGREEN FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                   JANUARY 3, 1995* THROUGH
                                                                                                       DECEMBER 31, 1995
                                                                                                 CLASS A    CLASS B    CLASS C
                                                                                                 SHARES     SHARES     SHARES
PER SHARE DATA:
Net asset value, beginning of period..........................................................    $12.24     $12.24     $12.24
Income from investment operations:
  Net investment income.......................................................................       .44        .36        .34
  Net realized and unrealized gain on investments.............................................      3.14       3.09       3.09
  Total from investment operations............................................................      3.58       3.45       3.43
Less distributions to shareholders from:
  Net investment income.......................................................................      (.47)      (.39)      (.37)
  Net realized gain on investments............................................................      (.23)      (.23)      (.23)
  Total distributions.........................................................................      (.70)      (.62)      (.60)
Net asset value, end of period................................................................    $15.12     $15.07     $15.07
TOTAL RETURN+.................................................................................     29.7%      28.7%      28.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).......................................................      $107       $296        $11
Ratios to average net assets:
  Expenses....................................................................................     1.33%++#   2.07%++    2.23%++#
  Net investment income.......................................................................     3.73%++#   2.99%++    2.83%++#
Portfolio turnover rate.......................................................................       28%        28%        28%

 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                              JANUARY 3, 1995*
                                                                  THROUGH
                                                             DECEMBER 31, 1995
                                                             CLASS A    CLASS C
                                                             SHARES     SHARES
Expenses..................................................    1.34%      2.37%
Net investment income.....................................    3.72%      2.69%

EVERGREEN FOUNDATION FUND -- CLASS Y SHARES

                                                                                                                 JANUARY 2, 1990*
                                                                          YEAR ENDED DECEMBER 31,                     THROUGH
                                                                1995      1994      1993      1992      1991     DECEMBER 31, 1990
PER SHARE DATA:
Net asset value, beginning of period........................   $12.27    $13.12    $11.98    $10.75     $8.95          $10.00
Income (loss) from investment operations:
  Net investment income.....................................      .51       .42       .31       .27       .33            1.23(a)
  Net realized and unrealized gain (loss) on investments....     3.07      (.57)     1.55      1.83      2.77            (.59)
    Total from investment operations........................     3.58      (.15)     1.86      2.10      3.10             .64
Less distributions to shareholders from:
  Net investment income.....................................     (.49)     (.42)     (.31)     (.24)     (.33)          (1.17)
  Net realized gain on investments..........................     (.23)     (.28)     (.41)     (.63)     (.97)           (.52)
    Total distributions.....................................     (.72)     (.70)     (.72)     (.87)    (1.30)          (1.69)
Net asset value, end of period..............................   $15.13    $12.27    $13.12    $11.98    $10.75           $8.95
TOTAL RETURN+...............................................    29.7%     (1.1%)    15.7%     20.0%     36.4%            6.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).....................     $623      $332      $240       $64       $11              $2
Ratios to average net assets:
  Expenses..................................................    1.07%     1.14%     1.20%     1.40%#    1.20%#             0%#++
  Net investment income.....................................    3.89%     3.51%     2.81%     2.93%#    2.86%#         15.07%#(a)++
Portfolio turnover rate.....................................      28%       33%       60%      127%      178%            131%

*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized
# Net of expense waivers and reimbursements by the Adviser. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                  JANUARY 2, 1990*
                                                                  YEAR ENDED           THROUGH
                                                                 DECEMBER 31,       DECEMBER 31,
                                                                1992     1991           1990
  Expenses...................................................   1.43%    2.58%          3.64%
  Net investment income......................................   2.90%    1.48%         11.43%

(a) Includes receipt of a special dividend representing $.62 per share net investment income and 7.59% of average net assets.
                                       15

EVERGREEN TOTAL RETURN FUND -- CLASS A, B AND C SHARES

                                                            CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                                                    JANUARY 3,                JANUARY 3,                JANUARY 3,
                                                          YEAR         1995*        YEAR         1995*        YEAR         1995*
                                                          ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH
                                                       JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,
                                                          1996         1995         1996         1995         1996         1995
PER SHARE DATA:
Net asset value, beginning of period..................    $17.28      $ 17.09       $17.28      $ 17.09       $17.27      $ 17.09
Income from investment operations:
  Net investment income...............................      1.01          .02          .91          .02          .90          .01
  Net realized and unrealized gain on investments.....      2.94          .17         2.87          .17         2.89          .17
    Total from investment operations..................      3.95          .19         3.78          .19         3.79          .18
Less distributions to shareholders from:
  Net investment income...............................     (1.08)          --         (.98)          --         (.98)          --
Net asset value, end of period........................    $20.15      $ 17.28       $20.08      $ 17.28       $20.08      $ 17.27
TOTAL RETURN+.........................................     23.4%         1.1%        22.4%         1.1%        22.4%         1.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).............    $4,412         $119      $14,750         $599         $523          $24
Ratios to average net assets:
  Expenses............................................     1.36%#       1.45%++      2.11%#       2.23%++      2.11%#       2.22%++
  Net investment income...............................     5.39%#       4.09%++      4.69%#       3.23%++      4.67%#       2.68%++
Portfolio turnover rate...............................      138%         151%         138%         151%         138%         151%

 * Commencement of class operations.
 + Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
 ++ Annualized.
 # Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                   YEAR ENDED
                                                                                JANUARY 31, 1996
                                                                          CLASS A    CLASS B    CLASS C
                                                                          SHARES     SHARES     SHARES
   Expenses............................................................    2.50%      2.25%     13.03%
   Net investment income (loss)........................................    4.25%      4.55%     (6.25% )

EVERGREEN TOTAL RETURN FUND -- CLASS Y SHARES

                                                     TEN MONTHS
                                       YEAR ENDED      ENDED
                                       JANUARY 31,    JANUARY                         YEAR ENDED MARCH 31,
                                          1996       31, 1995*     1994     1993     1992     1991     1990     1989     1988
PER SHARE DATA:
Net asset value, beginning
  of period...........................   $ 17.28       $18.29     $20.90   $18.82   $18.12   $18.26   $17.92   $17.11   $20.37
Income (loss) from investment
  operations:
  Net investment income...............      1.10          .87       1.08     1.11     1.08     1.02     1.07     1.12     1.06
  Net realized and unrealized gain
    (loss) on investments.............      2.87         (.55)     (1.41)    2.51      .70     (.08)     .36      .79    (2.64)
  Total from investment
    operations........................      3.97          .32       (.33)    3.62     1.78      .94     1.43     1.91    (1.58)
Less distributions to shareholders
  from:
  Net investment income...............     (1.09)       (1.08)     (1.08)   (1.08)   (1.08)   (1.08)   (1.09)   (1.08)    (.80)
  Net realized gain on investments....        --         (.25)     (1.20)    (.46)      --       --       --     (.02)    (.88)
  Total distributions.................     (1.09)       (1.33)     (2.28)   (1.54)   (1.08)   (1.08)   (1.09)   (1.10)   (1.68)
Net asset value, end of period........   $ 20.16       $17.28     $18.29   $20.90   $18.82   $18.12   $18.26   $17.92   $17.11
TOTAL RETURN+.........................     23.5%         1.9%      (2.1%)   20.2%    10.2%     5.8%     7.9%     1.3%    (7.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions).......................      $914         $942     $1,065   $1,142   $1,032   $1,151   $1,292   $1,312   $1,346
Ratios to average net assets:
  Expenses............................     1.19%        1.24%++    1.18%    1.18%    1.21%    1.23%    1.18%    1.02%**  1.01%**
  Net investment income...............     5.70%        5.70%++    5.29%    5.65%    5.73%    5.90%    5.64%    6.36%**  5.80%**
Portfolio turnover rate...............      138%         151%       106%     164%     137%     137%      89%      86%      81%

                                         1987
PER SHARE DATA:
Net asset value, beginning
  of period...........................  $19.72
Income (loss) from investment
  operations:
  Net investment income...............    1.14
  Net realized and unrealized gain
    (loss) on investments.............    1.76
  Total from investment
    operations........................    2.90
Less distributions to shareholders
  from:
  Net investment income...............   (1.14)
  Net realized gain on investments....   (1.11)
  Total distributions.................   (2.25)
Net asset value, end of period........  $20.37
TOTAL RETURN+.........................   15.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions).......................  $1,636
Ratios to average net assets:
  Expenses............................   1.02%**
  Net investment income...............   5.68%**
Portfolio turnover rate...............     44%

*  The Fund changed its fiscal year end from March 31 to January 31.
**  Net of expense limitation in fiscal years 1987, 1988 and 1989.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
                                       17

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Policies" below. There can be no assurance that any Fund's investment objective will be achieved.
EVERGREEN BALANCED FUND
       The investment objective of the EVERGREEN BALANCED FUND is to achieve a long-term total return through capital appreciation, dividends and interest income. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable income flow.
       The percentage of the Fund's assets invested in common and preferred stocks will vary from time to time in accordance with changing economic and market conditions. It is anticipated that over the long term the Fund's portfolio will average 60% in common and preferred stocks and 40% in bonds. However, normally the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% fixed income securities (including some convertible securities) and 0-25% cash equivalents. Moderate shifts between types of assets are made in an attempt to maximize returns or reduce risk. As of December 31, 1993, 1994 and 1995, approximately 63%, 55%, and 60%, respectively, of the Fund's portfolio consisted of equity securities.
       The Fund invests in common, preferred and convertible preferred stocks and bonds of U.S. companies with a minimum of $100 million in market capitalization and which are listed on major stock exchanges or traded over-the-counter. The criteria for such investment selection include a company's financial strength (such as cash flow and low debt-to-equity ratio), earnings growth and price in relation to current earnings, dividends and book value to identify growth opportunities. The Fund may also invest in American Depositary Receipts ("ADRs") of foreign companies which are traded on the New York or American Stock Exchanges or the over-the-counter market.
       The fixed income portion of the Fund's portfolio may be invested in corporate bonds (including convertible bonds) which are rated A or higher by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO"), or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser. For a description of such ratings see the Statement of Additional Information. Bonds are selected based upon the outlook for interest rates and their yield in relation to other bonds of similar quality and maturity. The maturities of these bonds may be medium (i.e., from five to ten years) to long-term (i.e., over ten years), but in no event will they be longer than twenty years.
       The Fund also invests in securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality. EVERGREEN GROWTH AND INCOME FUND
       The investment objective of EVERGREEN GROWTH AND INCOME FUND (formerly known as the Evergreen Value Timing Fund) is to achieve a return composed of capital appreciation in the value of its shares and current income.
                                       18

       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program. Nor should the Fund be considered a balanced or complete investment program.
       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.
       The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest.
EVERGREEN VALUE FUND
       The investment objective of the EVERGREEN VALUE FUND is long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. As of December 31, 1993, 1994 and 1995 approximately 95%, 97% and 89%, respectively, of the Fund's portfolio consisted of equity securities.
       The Fund's investments, in order of priority, consist of:
              common and preferred stocks, bonds and convertible preferred stock of U.S. companies with a minimum market capitalization of $100 million which are listed on the New York or American Stock Exchanges or traded in over-the-counter markets. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;
              ADRs of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;
              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors. (See "Investment Practices and Restrictions -- Special Risk Considerations");
              convertible bonds rated no lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of comparable quality by the Fund's investment adviser;
              money market instruments;
                                       19
              fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or which, if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);
              zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities (up to 5% of total assets);
              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
              prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.
       Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interests payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings see the Statement of Additional Information.
EVERGREEN AMERICAN RETIREMENT FUND
       The investment objectives of EVERGREEN AMERICAN RETIREMENT FUND in order of priority are conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies.
       The Fund will invest in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital enhancement. Ordinarily, the Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. The Fund's investment adviser may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund will, however, not make an additional investment in equity securities if more than 75% of its total assets at the time the investment is made would include investments in equity securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks which the Fund's investment adviser believes will yield current income and have potential for long-term capital growth and half in bonds and preferred stocks convertible into such common stock. As of December 31, 1993, 1994 and 1995, approximately 64.8%, 74.2% and 65.5%, respectively, of the Fund's portfolio consisted of equity securities.
       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring non-speculative issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market value.
       Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These include issues of the Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks,
                                       20

Federal National Mortgage Association and Tennessee Valley Authority. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P.
EVERGREEN FOUNDATION FUND
       The investment objectives of EVERGREEN FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement.
       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.
       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).
       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:
       1. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the U.S. Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.
       2. Corporate obligations rated no lower than A by Moody's or S&P.
       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.
       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). For a description of such ratings see the Statement of Additional Information.
       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security.
                                       21

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EVERGREEN TOTAL RETURN FUND
       The investment objective of EVERGREEN TOTAL RETURN FUND is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in the outlook for market conditions and the level of interest rates will cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. To the extent that the Fund is emphasizing current income, it may purchase securities in anticipation of participating in dividends. This practice may result in a higher rate of portfolio turnover and may affect the Fund's overall return. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund may invest up to 20% of its total assets in the securities of foreign issuers either directly or in the form of ADRs, European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. The Fund may also write covered call options.

       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders.

       The Fund may make investments in securities (other than options) regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields, as well as opportunities to realize net gains from a covered call options writing program, are expected to fluctuate over time because of varying general economic and market conditions.

       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that approximately 75% of its portfolio will consist of equity securities and the other 25% of debt securities (including convertible debt securities). As of March 31, 1994 and January 31, 1995 and 1996, approximately 96%, 91% and 91%, respectively, of the Fund's portfolio consisted of equity securities. The balance of the Fund's portfolio consisted of debt securities (including convertible debt securities). If, in the judgment of the Fund's investment adviser, the appreciation potential for equity securities exceeds the return available from debt securities or government securities, investments in equity securities could exceed 75% of the Fund's portfolio. Most equity investments, however, will be income producing. The quality standards for debt securities include: Obligations of banks having total assets of at least one billion dollars which are members of the FDIC; commercial paper rated no lower than P-2 by Moody's or A-2 by S&P; and non-convertible debt securities rated no lower than Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB may have speculative characteristics. See the discussion above with respect to EVERGREEN VALUE FUND.

INVESTMENT PRACTICES AND RESTRICTIONS
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated (i) that the annual portfolio turnover rate for the EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND and EVERGREEN GROWTH AND INCOME FUND will not exceed 100%; (ii) that the annual portfolio turnover rate of the EVERGREEN AMERICAN RETIREMENT FUND and the EVERGREEN FOUNDATION FUND will generally not exceed 100% for the equity portion of their portfolio and 200% for the fixed income portion; and (iii) that the annual portfolio turnover rate for the EVERGREEN TOTAL RETURN FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. ("Evergreen Asset") and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND on those exchanges. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights". See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.

Borrowing. As a matter of fundamental policy, the Funds, except EVERGREEN AMERICAN RETIREMENT FUND, may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency
                                       22

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purposes. EVERGREEN AMERICAN RETIREMENT FUND may borrow for purposes of leverage. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the net assets of the EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND, and 5% of the value of the total assets of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Short Sales. The EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN BALANCED FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forego any gain that would otherwise be realized on such securities. The EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND may only make short sales "against the box" which means they must own the securities sold short, or other securities convertible into, or which carry rights to acquire, such securities.

Illiquid or Restricted Securities. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND may invest up to 15% of their net assets, and EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may invest up to 10% of their net assets, in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND having more than 15%, or EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND having more than 10%, of their net assets invested in illiquid or not readily marketable securities.

Repurchase Agreements and Reverse Repurchase Agreements. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND and EVERGREEN TOTAL RETURN FUND may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds custodian or
                                       23

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
primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.

       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may borrow money by entering into a "reverse repurchase agreement" by which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

When-Issued and Delayed Delivery Transactions. EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of a commitment prior to settlement if the Funds investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Options and Futures. Each of EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND and

EVERGREEN AMERICAN RETIREMENT FUND may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio. A call option may not be written by the Funds if, afterwards, securities comprising more than 25% of the market value of the equity securities of EVERGREEN GROWTH and INCOME FUND and EVERGREEN TOTAL RETURN FUND, or 15% of the market value of the equity securities of EVERGREEN AMERICAN RETIREMENT FUND would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" call options traded on U.S. national securities exchanges. An option will be deemed covered when a Fund either (i) owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option; or (ii) a Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to options written on securities it does not own. A "closing purchase transaction" may be entered into with respect to a call option written by a Fund for the purpose of closing its position.

       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk. The Funds do not use these transactions for speculation or leverage.
                                       24

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       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.

       All the Funds may write (i.e., sell) covered call options and EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may write covered put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds may also write straddles (combinations of covered puts and calls on the same underlying security).

       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.

       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may also, as stated previously, purchase futures contracts and options thereon. A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specific agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

       The Funds may also enter into currency and other financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contact on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

       The Funds may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.
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       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. The Funds ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Funds would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange or interest rate risks, these investment devices can be highly volatile, and the Funds use of them can result in poorer performance (i.e., the Funds return may be reduced). The Funds attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contract and options on financial futures contract as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds investment advisers could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the Funds investment advisers correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds investment advisers will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

SPECIAL RISK CONSIDERATIONS

Investment in Foreign Securities. EVERGREEN TOTAL RETURN FUND, EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of a Fund denominated in such currency will also fall. The performance of a Fund will be measured in U.S. dollars.

       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.
                                       26

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       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.

       ADRs and EDRs and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Investments Related to Real Estate. EVERGREEN TOTAL RETURN FUND, EVERGREEN FOUNDATION FUND and EVERGREEN BALANCED FUND may invest up to 15% of their net assets in investments related to real estate, including real estate investment trust ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND AND EVERGREEN FOUNDATION FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $132 billion in consolidated assets as of February 29, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly
                                       27
known as First Union Funds) the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly the FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

       As investment adviser to EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each of EVERGREEN TOTAL RETURN FUND and EVERGREEN GROWTH AND INCOME FUND a fee equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. Evergreen Asset is entitled to receive from EVERGREEN FOUNDATION FUND a fee equal to .875 of 1% of average daily net assets on an annual basis on the first $750 million in assets, .75 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .7 of 1% of average daily net assets on an annual basis on assets over $1 billion, and from EVERGREEN AMERICAN RETIREMENT FUND a fee equal to .75 of 1% of average daily net assets on an annual basis on the first $1 billion in assets, and .7 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fees paid by EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND AND EVERGREEN FOUNDATION FUND are higher than the rate paid by most other investment companies.

       CMG manages investments and supervises the daily business affairs of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of each Fund.

       The total annualized operating expenses of each Fund for the fiscal year ended December 31, 1995 (January 31, 1996 in the case of EVERGREEN TOTAL RETURN
FUND) expressed as a percentage of average net assets on an annual basis are set forth in the section entitled "Financial Highlights". Such expenses reflect all voluntary expense reimbursements which may be revised or terminated at any time.

       Evergreen Asset serves as administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $14.4 billion as of February 29, 1996.

       The portfolio manager for EVERGREEN TOTAL RETURN FUND is Nola Maddox Falcone, C.F.A., who is President and Co-Chief Executive Officer of Evergreen Asset. Ms. Falcone has served as the principal manager of the Fund since 1985. The portfolio manager for EVERGREEN FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber has served as such Fund's principal manager since its inception. The portfolio manager for EVERGREEN GROWTH AND INCOME FUND is Edmund H. Nicklin, Jr. C.F.A. Mr. Nicklin has served as the Fund's principal manager since its inception. The portfolio manager for EVERGREEN AMERICAN RETIREMENT FUND is Irene D. O'Neill, C.F.A. Ms. O'Neill has served as the Fund's principal manager since its inception. Mrs. Falcone, Mr. Lieber, Mr. Nicklin and Mrs. O'Neill have been associated with Evergreen Asset and its predecessor since 1974, 1969, 1982 and 1981, respectively.

       The portfolio manager for EVERGREEN BALANCED FUND since its inception in 1991 is R. Dean Hawes, who is a Vice President of FUNB and the Director of Employee Benefit Portfolio Management. Mr. Hawes joined FUNB in 1981. EVERGREEN VALUE FUND is currently being managed by experienced members of the CMG staff. CMG has been managing trust assets for over fifty years.
                                       28

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SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

DISTRIBUTION PLANS AND AGREEMENTS
       Rule 12b-1 under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for each of its Class A, Class B and Class C shares a Rule 12b-1 plan (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the aggregate average daily net assets attributable to each Fund's Class A shares, 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND, and .75 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND. Payments under the Plans adopted with respect to Class A shares are currently voluntarily limited to .25 of 1% of each Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND have each, in addition to the Plans adopted with respect to their Class B and Class C shares, adopted shareholder service plans ("Service Plans") relating to the Class B and Class C shares which permit each Fund to incur a fee of up to .25 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares for ongoing personal services and/or the maintenance of shareholder accounts. Such service fee payments to financial intermediaries for such purposes, whether pursuant to a Plan or Service Plan, will not exceed .25 of 1% of the aggregate average daily net assets attributable to each Class of shares of each Fund.

       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Funds Distributor, Inc. ("EFD"). Pursuant to the Distribution Agreements, each Fund will compensate EFD for its services as distributor at a rate which may not exceed an annual rate of .25 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares, .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class B shares and .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class C shares. The Distribution Agreements provide that EFD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EFD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EFD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by FUNB or its affiliates. The Funds may also make payments under the Plans (and in the case of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND, the Service Plans), in amounts up to .25 of 1% of a Fund's aggregate average daily net assets on an annual basis attributable to Class B and Class C shares, to compensate organizations, which may include EFD and each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts.

       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EFD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EFD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by
                                       29

EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Program. Share certificates are not issued. In states where EFD is not registered as a broker-dealer shares of a Fund will only be sold through other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").

Class A Shares-Front-End Sales Charge Alternative. You can purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. On purchases of $1,000,000 or more, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of the purchase price or redemption value will be imposed on shares redeemed during the first year after purchase. The schedule of charges for Class A shares is as follows:
                              Initial Sales Charge

                               as a % of the Net       as a % of the         Commission to Dealer/Agent
    Amount of Purchase          Amount Invested        Offering Price         as a % of Offering Price
 Less than   $50,000                 4.99%                 4.75%                        4.25%
  $50,000 -  $99,999                 4.71%                 4.50%                        4.25%
 $100,000 - $249,999                 3.90%                 3.75%                        3.25%
 $250,000 - $499,999                 2.56%                 2.50%                        2.00%
 $500,000 - $999,999                 2.04%                 2.00%                        1.75%
 Over     $1,000,000                 None                   None           1.00% on the first $2,999,999;
                                                                            plus .50 of 1% on amounts of
                                                                          $3,000,000 and up to $4,999,999;
                                                                            plus .25 of 1% on amounts of
                                                                                 $5,000,000 and over

       No front-end sales charges are imposed on Class A shares purchased by: institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; employees of FUNB and its affiliates, EFD and any broker-dealer with whom EFD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of an Evergreen mutual fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially
                                       30
purchased with a front-end sales charge or subject to a CDSC. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of a Fund.
       Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds and the other Evergreen mutual funds available to their participants, and which:
(a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also makes the Evergreen mutual funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.
       When Class A shares are sold, EFD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EFD may also pay fees to banks from sales charges for services performed on behalf of the bank's customers in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

Class B Shares-Deferred Sales Charge Alternative. You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within seven years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

   Year Since
    Purchase           Contingent Deferred Sales Charge
      FIRST                           5%
     SECOND                           4%
THIRD and FOURTH                      3%
      FIFTH                           2%
      SIXTH                           1%

       The CDSC is deducted from the amount of the redemption and is paid to EFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.

Class C Shares -- Level-Load Alternative. You can purchase Class C shares without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1% CDSC if you redeem shares during the first year after purchase. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The maximum amount of Class C shares that may be purchased is $500,000.
       With respect to Class B shares and Class C shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than seven years (in the case of Class B shares) or one year (in the case of Class C shares) after the end of the
                                       31
calendar month of acquisition, (4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution charges and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.
       In addition to the discount or commission paid to dealers, EFD will from time to time pay to dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EFD may also limit the availability of such incentives to certain specified dealers. EFD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and other selected dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all dealers. Certain broker-dealers may also receive payments from EFD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.

HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class B or Class C shares). Your financial intermediary is responsible for furnishing all necessary
                                       32
documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m.

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE

How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds through your financial intermediary, or by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.
                                       33

Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the Fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen mutual funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front page of this Prospectus. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EFD or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within 24 months of the initial investment. You can open a Systematic Investment Plan in the EVERGREEN GROWTH AND INCOME FUND, EVERGREEN FOUNDATION FUND, EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND for a minimum of only $50 per month with no initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.
       Shares purchased under a Fund's Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions
                                       34
reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.
                                       35

       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.
       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.
       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.
       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN TOTAL RETURN FUND is a Massachusetts business trust organized in 1986, and was originally organized as Maryland corporation in 1978. EVERGREEN GROWTH AND INCOME FUND is a Massachusetts business trust organized in 1986. The EVERGREEN AMERICAN RETIREMENT FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. EVERGREEN FOUNDATION FUND is a separate series of the Evergreen Foundation Trust, a Massachusetts business trust organized in 1989. EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes.
                                       36

Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Performance data for each Class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment
                                       37
alternatives. The information provided to investors may also include discussions of other Evergreen mutual funds, products, and services, which may include: retirement investing; brokerage products, and services, the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided free of charge to Evergreen mutual fund shareholders.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       38

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND, EVERGREEN TOTAL RETURN FUND
  Capital Management Group of First Union National Bank of North Carolina, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND
  CUSTODIAN AND TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN FOUNDATION FUND
  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072
      EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND
  KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219
      EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169
  42430                                                              536115REV01






******************************************************************************

  PROSPECTUS                                                   April 1, 1996
                                                        (Evergreen tree logo)
  EVERGREEN(SM) GROWTH AND INCOME FUNDS
  EVERGREEN BALANCED FUND
  EVERGREEN GROWTH AND INCOME FUND
  EVERGREEN VALUE FUND
  EVERGREEN AMERICAN RETIREMENT FUND
  EVERGREEN FOUNDATION FUND
  EVERGREEN TOTAL RETURN FUND
  CLASS Y SHARES
           The Evergreen Growth and Income Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds and certain other funds in the Evergreen group of mutual funds dated April 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                18
         Investment Practices and Restrictions             22
MANAGEMENT OF THE FUNDS
         Investment Advisers                               27
         Sub-Adviser                                       29
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 29
         How to Redeem Shares                              30
         Exchange Privilege                                31
         Shareholder Services                              31
         Effect of Banking Laws                            32
OTHER INFORMATION
         Dividends, Distributions and Taxes                32
         General Information                               33

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND, and EVERGREEN TOTAL RETURN FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND.
       EVERGREEN BALANCED FUND (formerly First Union Balanced Portfolio) seeks to produce long-term total return through capital appreciation, dividends, and interest income.
       EVERGREEN GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.
       EVERGREEN VALUE FUND (formerly First Union Value Portfolio) seeks long-term capital growth, with current income as a secondary objective.
       EVERGREEN AMERICAN RETIREMENT FUND seeks, in order of priority, conservation of capital, reasonable income and capital growth. To achieve these objectives, the Fund invests in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital appreciation. Investments in equity securities will be limited to 75% of the value of the Fund's total assets measured at the time any such investment is made. Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
       EVERGREEN FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.
       EVERGREEN TOTAL RETURN FUND attempts to maximize the "total return" on its portfolio of investments. It invests primarily in common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Funds. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        None
Sales Charge on Dividend Reinvestments                           None
Contingent Deferred Sales Charge                                 None
Redemption Fee                                                   None
Exchange Fee (only applies after 4 exchanges per year)          $5.00

       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.
EVERGREEN BALANCED FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                         .50%
                                                                           After 1 Year             $   6
12b-1 Fees                                                --
                                                                           After 3 Years            $  20
Other Expenses                                          .12%
                                                                           After 5 Years            $  35
                                                                           After 10 Years           $  77
Total                                                   .62%

EVERGREEN GROWTH & INCOME FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                        1.00%
                                                                           After 1 Year             $  13
12b-1 Fees                                                --
                                                                           After 3 Years            $  40
Other Expenses                                          .27%
                                                                           After 5 Years            $  70
                                                                           After 10 Years           $ 153
Total                                                  1.27%

EVERGREEN VALUE FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                          .50%
                                                                           After 1 Year             $   7
12b-1 Fees                                                --
                                                                           After 3 Years            $  21
Other Expenses                                          .15%
                                                                           After 5 Years            $  36
                                                                           After 10 Years           $  81
Total                                                   .65%

EVERGREEN AMERICAN RETIREMENT FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                         .75%
                                                                           After 1 Year             $  13
12b-1 Fees                                                --
                                                                           After 3 Years            $  40
Other Expenses                                          .51%
                                                                           After 5 Years            $  69
                                                                           After 10 Years           $ 152
Total                                                  1.26%

EVERGREEN FOUNDATION FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                        .875%
                                                                           After 1 Year             $  11
12b-1 Fees                                                --
                                                                           After 3 Years            $  34
Other Expenses                                         .195%
                                                                           After 5 Years            $  59
                                                                           After 10 Years           $ 131
Total                                                 1.070%

EVERGREEN TOTAL RETURN FUND

                                                 ANNUAL OPERATING
                                                     EXPENSES                                      EXAMPLE
Management Fees                                        1.00%
                                                                           After 1 Year             $  12
12b-1 Fees                                                --
                                                                           After 3 Years            $  38
Other Expenses                                          .19%
                                                                           After 5 Years            $  65
                                                                           After 10 Years           $ 144
Total                                                  1.19%

       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund's Y Class for the most recent fiscal period. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent years or the life of the Fund if shorter for EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, for EVERGREEN FOUNDATION FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors and for EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN GROWTH & INCOME FUND and EVERGREEN TOTAL RETURN FUND has been audited by Ernst & Young LLP, each Fund's independent auditors. A report of KPMG Peat Marwick LLP, Price Waterhouse LLP, or Ernst & Young LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN BALANCED FUND -- CLASS A, B, AND C SHARES

                                               CLASS A SHARES                              CLASS B SHARES
                                                                                                                        CLASS C
                                                                    JUNE 10,                            JANUARY 26,      SHARES
                                                                     1991*                                 1993*          YEAR
                                          YEAR ENDED                THROUGH           YEAR ENDED          THROUGH        ENDED
                                         DECEMBER 31,             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,  DECEMBER 31,
                               1995     1994     1993     1992        1991        1995        1994          1993          1995
PER SHARE DATA:
Net asset value, beginning of
 period......................  $11.17   $12.07   $11.41   $11.02     $10.00       $11.18      $12.08        $11.54        $11.17
Income (loss) from investment
 operations:
 Net investment income.......     .51      .43      .42      .42        .30          .42         .36           .34           .41
 Net realized and unrealized
 gain (loss) on
 investments.................    2.40     (.71)     .75      .43       1.08         2.40        (.71)          .65          2.40
  Total from investment
   operations................    2.91     (.28)    1.17      .85       1.38         2.82        (.35)          .99          2.81
Less distributions to
 shareholders from:
 Net investment income.......    (.50)    (.43)    (.42)    (.42)      (.35)        (.41)       (.36)         (.34)         (.41)
 Net realized gain on
 investments.................    (.46)    (.19)    (.09)    (.04)      (.01)        (.46)       (.19)         (.09)         (.46)
 In excess of net investment
 income......................      --       --       --       --         --           --          --          (.02)           --
 Total distributions.........    (.96)    (.62)    (.51)    (.46)      (.36)        (.87)       (.55)         (.45)         (.87)
Net asset value, end of
 period......................  $13.12   $11.17   $12.07   $11.41     $11.02       $13.13      $11.18        $12.08        $13.11
TOTAL RETURN+................   26.5%    (2.4%)   10.4%     7.9%      11.8%        25.6%       (3.0%)         8.7%         25.5%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's omitted)............. $41,849  $41,010  $35,032  $17,408       $334     $108,993    $100,052       $65,475          $300
Ratios to average net assets:
 Expenses....................    .88%     .89%     .91%     .91%       .92%++      1.62%       1.48%         1.41%++       1.62%
 Net investment income.......   4.05%    3.69%    3.61%    3.93%      4.38%++      3.30%       3.12%         3.09%++       3.31%
Portfolio turnover rate......     37%      35%      19%      12%        19%          37%         35%           19%           37%

                               SEPTEMBER 2,
                                  1994*
                                 THROUGH
                               DECEMBER 31,
                                   1994
PER SHARE DATA:
Net asset value, beginning of
 period......................      $12.00
Income (loss) from investment
 operations:
 Net investment income.......         .18
 Net realized and unrealized
 gain (loss) on
 investments.................        (.61)
  Total from investment
   operations................        (.43)
Less distributions to
 shareholders from:
 Net investment income.......        (.21)
 Net realized gain on
 investments.................        (.19)
 In excess of net investment
 income......................          --
 Total distributions.........        (.40)
Net asset value, end of
 period......................      $11.17
TOTAL RETURN+................       (3.6%)
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's omitted).............        $195
Ratios to average net assets:
 Expenses....................       1.64%++
 Net investment income.......       3.23%++
Portfolio turnover rate......         35%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
                                       5

EVERGREEN BALANCED FUND -- CLASS Y SHARES

                                                                                           CLASS Y SHARES
                                                                                                                      APRIL 1,
                                                                                                                       1991*
                                                                                     YEAR ENDED                       THROUGH
                                                                                    DECEMBER 31,                    DECEMBER 31,
                                                                      1995        1994        1993        1992          1991
PER SHARE DATA:
Net asset value, beginning of period.............................     $11.17      $12.07      $11.41      $11.02        $10.00
Income (loss) from investment operations:
 Net investment income...........................................        .54         .46         .45         .46           .36
 Net realized and unrealized gain (loss) on investments..........       2.40        (.71)        .75         .42          1.03
   Total from investment operations..............................       2.94        (.25)       1.20         .88          1.39
Less distributions to shareholders from:
 Net investment income...........................................       (.53)       (.46)       (.45)       (.45)         (.36)
 Net realized gain on investments................................       (.46)       (.19)       (.09)       (.04)         (.01)
  Total distributions............................................       (.99)       (.65)       (.54)       (.49)         (.37)
Net asset value, end of period...................................     $13.12      $11.17      $12.07      $11.41        $11.02
TOTAL RETURN+....................................................      26.8%       (2.2%)      10.7%        8.2%         15.0%
RATIOS & SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted).......................   $818,137    $778,657    $760,147    $520,232      $247,472
Ratios to average net assets:
 Expenses........................................................       .62%        .64%        .66%        .66%          .68%++
 Net investment income...........................................      4.30%       3.93%       3.86%       4.20%         4.86%++
Portfolio turnover rate..........................................        37%         35%         19%         12%           19%

*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
                                       6

EVERGREEN GROWTH & INCOME FUND -- CLASS A, B AND C SHARES

                                                                                                    JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                CLASS A      CLASS B      CLASS C
                                                                                                SHARES       SHARES       SHARES
PER SHARE DATA:
Net asset value, beginning of period.......................................................     $14.48       $14.48       $14.48
Income from investment operations:
  Net investment income....................................................................        .13          .05          .06
  Net realized and unrealized gain on investments..........................................       4.64         4.61         4.60
    Total from investment operations.......................................................       4.77         4.66         4.66
Less distributions to shareholders from:
  Net investment income....................................................................       (.14 )       (.07 )       (.08 )
  Net realized gain on investments.........................................................       (.48 )       (.48 )       (.48 )
    Total distributions....................................................................       (.62 )       (.55 )       (.56 )
Net asset value, end of period.............................................................     $18.63       $18.59       $18.58
TOTAL RETURN+..............................................................................      33.0%        32.2%        32.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)....................................................        $19          $46           $2
Ratios to average net assets:
  Expenses.................................................................................      1.55% ++#    2.24% ++#    2.15% ++#
  Net investment income....................................................................       .99% ++#     .30% ++#     .35% ++#
Portfolio turnover rate....................................................................        17%          17%          17%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                    JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                  CLASS A    CLASS B    CLASS C
                                                                                                  SHARES     SHARES     SHARES
Expenses.......................................................................................    1.64%      2.26%      4.94%
Net investment income (loss)...................................................................     .90%       .28%     (2.44% )

EVERGREEN GROWTH & INCOME FUND -- CLASS Y SHARES

                                                                      YEAR ENDED DECEMBER 31,
                                           1995     1994     1993     1992     1991     1990     1989    1988**   1987**
PER SHARE DATA:
Net asset value, beginning of period.....  $14.52   $15.41   $14.18   $12.99   $10.72   $12.03   $10.62    $9.38   $10.05
Income (loss) from investment operations:
  Net investment income..................     .18      .14      .14      .15      .19      .30      .52      .19      .20
  Net realized and unrealized gain (loss)
    on investments.......................    4.59      .12     1.91     1.65     2.58     (.84)    2.17     2.10     (.63)
    Total from investment operations.....    4.77      .26     2.05     1.80     2.77     (.54)    2.69     2.29     (.43)
Less distributions to shareholders from:
  Net investment income..................     (17)    (.14)    (.14)    (.15)    (.19)    (.30)    (.52)    (.19)    (.24)
  Net realized gain on investments.......    (.48)   (1.01)    (.68)    (.46)    (.31)    (.47)    (.76)    (.86)      --
    Total distributions..................    (.65)   (1.15)    (.82)    (.61)    (.50)    (.77)   (1.28)   (1.05)    (.24)
Net asset value, end of period...........  $18.64   $14.52   $15.41   $14.18   $12.99   $10.72   $12.03   $10.62    $9.38
TOTAL RETURN+............................   32.9%     1.7%    14.4%    13.8%    25.8%    (4.5%)   25.4%    24.6%    (4.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)..............................    $141      $73      $77      $64      $48      $36      $32      $24      $21
Ratios to average net assets:
  Expenses...............................   1.27%    1.33%    1.26%    1.33%    1.41%    1.50%    1.54%    1.56%    1.76%
  Net investment income..................   1.11%     .96%     .99%    1.18%    1.55%    2.62%    4.13%    1.70%    1.90%
Portfolio turnover rate..................     17%      29%      28%      30%      23%      41%      53%      41%      48%
                                           OCTOBER 15,
                                              1986*
                                             THROUGH
                                           DECEMBER 31,
                                              1986**
PER SHARE DATA:
Net asset value, beginning of period.....      $10.00
Income (loss) from investment operations:
  Net investment income..................         .07
  Net realized and unrealized gain (loss)
    on investments.......................        (.02)
    Total from investment operations.....         .05
Less distributions to shareholders from:
  Net investment income..................          --
  Net realized gain on investments.......          --
    Total distributions..................          --
Net asset value, end of period...........      $10.05
TOTAL RETURN+............................         .5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)..............................         $21
Ratios to average net assets:
  Expenses...............................       1.73%++
  Net investment income..................       3.23%++
Portfolio turnover rate..................          4%

*  Commencement of operations.
** Net investment income is based on the average monthly shares outstanding for the periods indicated.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
                                       8

EVERGREEN VALUE FUND -- CLASS A SHARES

                                                                                              NINE MONTHS
                                                                                                 ENDED         YEAR ENDED MARCH
                                                   YEAR ENDED DECEMBER 31,                    DECEMBER 31,           31,
                                    1995        1994        1993        1992        1991         1990*         1990       1989
PER SHARE DATA:
Net asset value, beginning of
 period.........................    $16.62      $17.63      $17.11      $17.08      $14.61        $15.12       $14.45     $12.83
Income (loss) from investment
 operations:
 Net investment income..........       .55         .52         .47         .44         .46           .36          .54        .36
 Net realized and unrealized
   gain (loss) on investments...      4.69        (.20)       1.10         .89        3.17          (.44)        1.70       2.11
   Total from investment
     operations.................      5.24         .32        1.57        1.33        3.63          (.08)        2.24       2.47
Less distributions to
 shareholders from:
 Net investment income..........      (.51)       (.51)       (.47)       (.43)       (.43)         (.36)        (.57)      (.38)
 Net realized gain on
   investments..................      (.90)       (.82)       (.58)       (.87)       (.73)         (.02)       (1.00)      (.47)
 In excess of net investment
   income.......................        --          --          --          --          --          (.05)          --         --
   Total distributions..........     (1.41)      (1.33)      (1.05)      (1.30)      (1.16)         (.43)       (1.57)      (.85)
Net asset value, end of
 period.........................    $20.45      $16.62      $17.63      $17.11      $17.08        $14.61       $15.12     $14.45
TOTAL RETURN+...................     31.8%        1.9%        9.3%        8.0%       25.1%          (.5%)       15.5%      19.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)..................      $292        $189        $190        $169        $136          $105          $96        $83
Ratios to average net assets:
 Expenses.......................      .90%        .93%        .99%       1.01%#       .96%#        1.39%++      1.55%      1.71%
 Net investment income..........     2.78%       2.96%       2.63%       2.37%#      2.78%#        3.28%++      3.42%      2.72%
Portfolio turnover rate.........       53%         70%         46%         56%         69%           13%          11%        24%

                                   1988       1987
PER SHARE DATA:
Net asset value, beginning of
 period.........................   $14.66     $12.35
Income (loss) from investment
 operations:
 Net investment income..........      .26        .15
 Net realized and unrealized
   gain (loss) on investments...    (1.30)      2.38
   Total from investment
     operations.................    (1.04)      2.53
Less distributions to
 shareholders from:
 Net investment income..........     (.26)      (.13)
 Net realized gain on
   investments..................     (.53)      (.09)
 In excess of net investment
   income.......................       --         --
   Total distributions..........     (.79)      (.22)
Net asset value, end of
 period.........................   $12.83     $14.66
TOTAL RETURN+...................    (7.1%)     20.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
 (in millions)..................      $22        $23
Ratios to average net assets:
 Expenses.......................    1.74%      1.97%
 Net investment income..........    1.92%      1.41%
Portfolio turnover rate.........      24%        20%

*  The Fund changed its fiscal year end from March 31 to December 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                        1992     1991
Expenses.............................................................................   1.02%    1.05%
Net investment income................................................................   2.36%    2.69%

EVERGREEN VALUE FUND -- CLASS B AND C SHARES

                                                                     CLASS B SHARES                      CLASS C SHARES
                                                                                  FEBRUARY 2,                     SEPTEMBER 2,
                                                                                     1993*                           1994*
                                                               YEAR ENDED           THROUGH        YEAR ENDED       THROUGH
                                                              DECEMBER 31,        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            1995        1994          1993            1995            1994
PER SHARE DATA:
Net asset value, beginning of period...................     $16.62      $17.63        $17.24         $16.61          $18.28
Income (loss) from investment operations:
  Net investment income................................        .39         .42           .35            .39             .19
  Net realized and unrealized gain (loss) on
    investments........................................       4.70        (.20)         1.01           4.70            (.81)
    Total from investment operations...................       5.09         .22          1.36           5.09            (.62)
Less distributions to shareholders from:
  Net investment income................................       (.36)       (.41)         (.35)          (.36)           (.19)
  Net realized gain on investments.....................       (.90)       (.82)         (.58)          (.90)           (.82)
  In excess of net investment income...................         --          --          (.04)            --            (.04)
    Total distributions................................      (1.26)      (1.23)         (.97)         (1.26)          (1.05)
Net asset value, end of period.........................     $20.45      $16.62        $17.63         $20.44          $16.61
TOTAL RETURN+..........................................      30.9%        1.3%          8.0%          30.9%           (3.4%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............   $141,072    $104,297      $ 59,953           $811            $485
Ratios to average net assets:
  Expenses.............................................      1.65%       1.53%         1.48%++        1.65%           1.68%++
  Net investment income................................      2.04%       2.36%         2.09%++        2.03%           2.16%++
Portfolio turnover rate................................        53%         70%           46%            53%             70%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charges are not reflected.
++  Annualized.
                                       10

EVERGREEN VALUE FUND -- CLASS Y SHARES

                                                                                                                 JANUARY 3, 1991*
                                                                           YEAR ENDED DECEMBER 31,               THROUGH DECEMBER
                                                                   1995        1994        1993        1992          31, 1991
PER SHARE DATA:
Net asset value, beginning of period..........................     $16.61      $17.63      $17.11      $17.08          $14.28
Income from investment operations:
  Net investment income.......................................        .57         .56         .52         .49             .47
  Net realized and unrealized gain (loss) on investments......       4.72        (.20)       1.12         .90            3.53
    Total from investment operations..........................       5.29         .36        1.64        1.39            4.00
Less distributions to shareholders from:
  Net investment income.......................................       (.55)       (.56)       (.52)       (.49)           (.47)
  Net realized gain on investments............................       (.90)       (.82)       (.58)       (.87)           (.73)
  In excess of net investment income..........................         --          --        (.02)         --              --
    Total distributions.......................................      (1.45)      (1.38)      (1.12)      (1.36)          (1.20)
Net asset value, end of period................................     $20.45      $16.61      $17.63      $17.11          $17.08
TOTAL RETURN+.................................................      32.2%        2.1%        9.7%        8.3%           25.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................   $760,733    $507,028    $463,087    $326,154        $271,391
Ratios to average net assets:
  Expenses....................................................       .65%        .68%        .65%        .68%#           .69%#++
  Net investment income.......................................      3.02%       3.21%       2.98%       2.90%#          3.04%#++
Portfolio turnover rate.......................................        53%         70%         46%         56%             69%

*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                    JANUARY 3, 1991*
                                                                  YEAR ENDED             THROUGH
                                                               DECEMBER 31, 1992    DECEMBER 31, 1991
Expenses....................................................          .69%                 .77%
Net investment income.......................................         2.89%                2.96%

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS A, B AND C SHARES

                                                                                                    JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                  CLASS A    CLASS B    CLASS C
                                                                                                  SHARES     SHARES     SHARES
PER SHARE DATA:
Net asset value, beginning of period...........................................................    $10.65     $10.65     $10.65
Income from investment operations:
  Net investment income........................................................................       .41        .35        .36
  Net realized and unrealized gain on investments..............................................      2.22       2.20       2.19
    Total from investment operations...........................................................      2.63       2.55       2.55
Less distributions to shareholders from net investment income..................................      (.46)      (.40)      (.39)
Net asset value, end of period.................................................................    $12.82     $12.80     $12.81
TOTAL RETURN+..................................................................................     24.9%      24.1%      24.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)......................................................    $1,335     $4,839       $110
Ratios to average net assets:
  Expenses.....................................................................................     1.37%++#   2.12%++#   2.10%++#
  Net investment income........................................................................     3.73%++#   2.97%++#   2.96%++#
Portfolio turnover rate........................................................................       49%        49%        49%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                                    JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                  CLASS A    CLASS B    CLASS C
                                                                                                  SHARES     SHARES     SHARES
Expenses.......................................................................................    10.96%      4.20%    103.52%
Net Investment income (loss)...................................................................    (5.86%)      .89%    (98.46%)

EVERGREEN AMERICAN RETIREMENT FUND -- CLASS Y SHARES

                                                                  YEAR ENDED DECEMBER 31,
                                  1995       1994       1993       1992       1991       1990       1989
PER SHARE DATA:
Net asset value, beginning of
  period......................    $10.67     $11.60     $10.95     $10.52      $9.59     $10.41     $ 10.09
Income (loss) from investment
  operations:
  Net investment income.......       .47        .60        .56        .66        .60        .60         .57
  Net realized and unrealized
    gain (loss) on
    investments...............      2.16       (.93)       .96        .55       1.15       (.66)        .76
  Total from investment
    operations................      2.63       (.33)      1.52       1.21       1.75       (.06)       1.33
Less distributions to
  shareholders from:
  Net investment income.......      (.47)      (.60)      (.60)      (.61)      (.60)      (.60)       (.59)
  Net realized gain on
    investments...............        --         --       (.24)      (.17)      (.22)      (.16)       (.42)
  In excess of net realized
    gains.....................        --         --       (.03)        --         --         --          --
  Total distributions.........      (.47)      (.60)      (.87)      (.78)      (.82)      (.76)      (1.01)
Net asset value, end of
  period......................    $12.83     $10.67     $11.60     $10.95     $10.52      $9.59     $ 10.41
TOTAL RETURN+.................     25.1%      (2.9%)     14.1%      11.8%      18.8%       (.5%)       13.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).............   $39,327    $37,176    $37,336    $23,781    $15,632    $12,351     $11,610
Ratios to average net assets:
  Expenses....................     1.26%      1.28%      1.36%      1.51%#     1.50%#     1.50%#       1.88%#
  Net investment income.......     3.96%      5.40%      5.13%      6.23%#     5.91%#     6.04%#       5.49%#
Portfolio turnover rate.......       49%       136%        92%       151%        97%        33%         152%
                                  MARCH 14, 1988*
                                      THROUGH
                                DECEMBER 31, 1988**
PER SHARE DATA:
Net asset value, beginning of
  period......................        $ 10.00
Income (loss) from investment
  operations:
  Net investment income.......            .39
  Net realized and unrealized
    gain (loss) on
    investments...............            .18
  Total from investment
    operations................            .57
Less distributions to
  shareholders from:
  Net investment income.......           (.36)
  Net realized gain on
    investments...............           (.12)
  In excess of net realized
    gains.....................             --
  Total distributions.........           (.48)
Net asset value, end of
  period......................        $ 10.09
TOTAL RETURN+.................            5.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).............         $9,449
Ratios to average net assets:
  Expenses....................           2.00%++
  Net investment income.......           5.01%++
Portfolio turnover rate.......             52%

*  Commencement of operations.
** Investment income, expenses and net investment income are based upon the average monthly shares outstanding for the period indicated.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                            YEAR ENDED
                                                                           DECEMBER 31,
                                                                 1992     1991     1990     1989
Expenses......................................................   1.59%    1.82%    1.95%    2.03%
Net investment income.........................................   6.15%    5.59%    5.59%    5.34%

EVERGREEN FOUNDATION FUND -- CLASS A, B AND C SHARES

                                                                                                    JANUARY 3, 1995* THROUGH
                                                                                                        DECEMBER 31, 1995
                                                                                                CLASS A      CLASS B      CLASS C
                                                                                                SHARES       SHARES       SHARES
PER SHARE DATA:
Net asset value, beginning of period.......................................................      $12.24       $12.24       $12.24
Income from investment operations:
  Net investment income....................................................................         .44          .36          .34
  Net realized and unrealized gain on investments..........................................        3.14         3.09         3.09
    Total from investment operations.......................................................        3.58         3.45         3.43
Less distributions to shareholders from:
  Net investment income....................................................................        (.47)        (.39)        (.37)
  Net realized gain on investments.........................................................        (.23)        (.23)        (.23)
    Total distributions....................................................................        (.70)        (.62)        (.60)
Net asset value, end of period.............................................................      $15.12       $15.07       $15.07
TOTAL RETURN+..............................................................................       29.7%        28.7%        28.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..................................................        $107         $296          $11
Ratios to average net assets:
  Expenses.................................................................................       1.33%++#     2.07%++      2.23%++#
  Net investment income....................................................................       3.73%++#     2.99%++      2.83%++#
Portfolio turnover rate....................................................................         28%          28%          28%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                  JANUARY 3, 1995*
                                                                                       THROUGH
                                                                                  DECEMBER 31, 1995
                                                                                CLASS A       CLASS C
                                                                                SHARES        SHARES
Expenses.....................................................................     1.34%         2.37%
Net investment income........................................................     3.72%         3.69%

EVERGREEN FOUNDATION FUND -- CLASS Y SHARES

                                                                                                                 JANUARY 2, 1990*
                                                                          YEAR ENDED DECEMBER 31,                     THROUGH
                                                                1995      1994      1993      1992      1991     DECEMBER 31, 1990
PER SHARE DATA:
Net asset value, beginning of period........................   $12.27    $13.12    $11.98    $10.75     $8.95          $10.00
Income (loss) from investment operations:
  Net investment income.....................................      .51       .42       .31       .27       .33            1.23(a)
  Net realized and unrealized gain (loss) on investments....     3.07      (.57)     1.55      1.83      2.77            (.59)
    Total from investment operations........................     3.58      (.15)     1.86      2.10      3.10             .64
Less distributions to shareholders from:
  Net investment income.....................................     (.49)     (.42)     (.31)     (.24)     (.33)          (1.17)
  Net realized gain on investments..........................     (.23)     (.28)     (.41)     (.63)     (.97)           (.52)
    Total distributions.....................................     (.72)     (.70)     (.72)     (.87)    (1.30)          (1.69)
Net asset value, end of period..............................   $15.13    $12.27    $13.12    $11.98    $10.75           $8.95
TOTAL RETURN+...............................................    29.7%     (1.1%)    15.7%     20.0%     36.4%            6.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).....................     $623      $332      $240       $64       $11              $2
Ratios to average net assets:
  Expenses..................................................    1.07%     1.14%     1.20%     1.40%#    1.20%#             0%#++
  Net investment income.....................................    3.89%     3.51%     2.81%     2.93%#    2.86%#         15.07%#(a)++
Portfolio turnover rate.....................................      28%       33%       60%      127%      178%            131%

*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                             YEAR ENDED         JANUARY 2, 1990*
                                                            DECEMBER 31,      THROUGH DECEMBER 31,
                                                           1992     1991              1990
Expenses................................................   1.43%    2.58%             3.64%
Net investment income...................................   2.90%    1.48%            11.43%

(a) Includes receipt of a special dividend representing $.62 per share net investment income and 7.59% of average net assets.
                                       15

EVERGREEN TOTAL RETURN FUND -- CLASS A, B AND C SHARES

                                                             CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                                                     JANUARY 3,                JANUARY 3,                JANUARY 3,
                                                           YEAR         1995*        YEAR         1995*        YEAR         1995*
                                                           ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH
                                                        JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,  JANUARY 31,
                                                           1996         1995         1996         1996         1996         1995
PER SHARE DATA:
Net asset value, beginning of period.................     $ 17.28      $ 17.09      $ 17.28      $ 17.09      $ 17.27      $ 17.09
Income from investment operations:
  Net investment income..............................        1.01          .02          .91          .02          .90          .01
  Net realized and unrealized gain on investments....        2.94          .17         2.87          .17         2.89          .17
    Total from investment operations.................        3.95          .19         3.78          .19         3.79          .18
Less distributions to shareholders from:
  Net investment income..............................       (1.08)          --         (.98)          --         (.98)          --
Net asset value, end of period.......................     $ 20.15      $ 17.28      $ 20.08      $ 17.28      $ 20.08      $ 17.27
TOTAL RETURN+........................................       23.4%         1.1%        22.4%         1.1%        22.4%         1.1%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)............      $4,412         $119      $14,750         $599         $523          $24
Ratios to average net assets:
  Expenses...........................................       1.36%#       1.45%++      2.11%#       2.23%++      2.11%#       2.22%++
  Net investment income..............................       5.39%#       4.09%++      4.69%#       3.23%++      4.67%#       2.68%++
Portfolio turnover rate..............................        138%         151%         138%         151%         138%         151%

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
# Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of operating expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                 YEAR ENDED
                                                                              JANUARY 31, 1996
                                                                       CLASS A    CLASS B     CLASS C
                                                                       SHARES     SHARES      SHARES
Expenses............................................................    2.50%      2.25%       13.03%
Net investment income (loss)........................................    4.25%      4.55%       (6.25%)

EVERGREEN TOTAL RETURN FUND -- CLASS Y SHARES

                                                  TEN MONTHS
                                   YEAR ENDED       ENDED
                                   JANUARY 31,     JANUARY                             YEAR ENDED MARCH 31,
                                      1996        31, 1995*      1994      1993      1992      1991      1990      1989      1988
PER SHARE DATA:
Net asset value, beginning
  of period......................     $17.28        $18.29      $20.90    $18.82    $18.12    $18.26    $17.92    $17.11    $20.37
Income (loss) from investment
  operations:
  Net investment income..........       1.10           .87        1.08      1.11      1.08      1.02      1.07      1.12      1.06
  Net realized and unrealized
    gain (loss) on investments...       2.87          (.55)      (1.41)     2.51       .70      (.08)      .36       .79     (2.64)
  Total from investment
    operations...................       3.97           .32        (.33)     3.62      1.78       .94      1.43      1.91     (1.58)
Less distributions to
  shareholders from:
  Net investment income..........      (1.09)        (1.08)      (1.08)    (1.08)    (1.08)    (1.08)    (1.09)    (1.08)     (.80)
  Net realized gains.............         --          (.25)      (1.20)     (.46)       --        --        --      (.02)     (.88)
  Total distributions............      (1.09)        (1.33)      (2.28)    (1.54)    (1.08)    (1.08)    (1.09)    (1.10)    (1.68)
Net asset value, end of period...     $20.16        $17.28      $18.29    $20.90    $18.82    $18.12    $18.26    $17.92    $17.11
TOTAL RETURN+....................      23.5%          1.9%       (2.1%)    20.2%     10.2%      5.8%      7.9%      1.3%     (7.8%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)..................       $914          $942      $1,065    $1,142    $1,032    $1,151    $1,292    $1,312    $1,346
Ratios to average net assets:
  Expenses.......................      1.19%         1.24%++     1.18%     1.18%     1.21%     1.23%     1.18%     1.02%**   1.01%**
  Net investment income..........      5.70%         5.70%++     5.29%     5.65%     5.73%     5.90%     5.64%     6.36%**   5.80%**
Portfolio turnover rate..........       138%          151%        106%      164%      137%      137%       89%       86%       81%

                                    1987
PER SHARE DATA:
Net asset value, beginning
  of period......................  $19.72
Income (loss) from investment
  operations:
  Net investment income..........    1.14
  Net realized and unrealized
    gain (loss) on investments...    1.76
  Total from investment
    operations...................    2.90
Less distributions to
  shareholders from:
  Net investment income..........   (1.14)
  Net realized gains.............   (1.11)
  Total distributions............   (2.25)
Net asset value, end of period...  $20.37
TOTAL RETURN+....................   15.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)..................  $1,636
Ratios to average net assets:
  Expenses.......................   1.02%**
  Net investment income..........   5.68%**
Portfolio turnover rate..........     44%

*  The Fund changed its fiscal year end from March 31 to January 31.
**  Net of expense limitation in fiscal years 1987, 1988 and 1989.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
                                       17

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objective is fundamental and may not be changed without shareholder approval.
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below. There can be no assurance that any Fund's investment objective will be achieved.
EVERGREEN BALANCED FUND
       The investment objective of the EVERGREEN BALANCED FUND is to achieve a long-term total return through capital appreciation, dividends and interest income. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in common and preferred stocks for growth and fixed income securities to provide a stable income flow.
       The percentage of the Fund's assets invested in common and preferred stocks will vary from time to time in accordance with changing economic and market conditions. It is anticipated that over the long term the Fund's portfolio will average 60% in common and preferred stocks and 40% in bonds. However, normally the Fund's asset allocation will range between 40-75% in common and preferred stocks, 25-50% fixed income securities (including some convertible securities) and 0-25% cash equivalents. Moderate shifts between types of assets are made in an attempt to maximize returns or reduce risk. As of December 31, 1993, 1994 and 1995, approximately 63%, 55% and 60%, respectively, of the Fund's portfolio consisted of equity securities.
       The Fund invests in common, preferred and convertible preferred stocks and bonds of U.S. companies with a minimum of $100 million in market capitalization and which are listed on major stock exchanges or traded over-the-counter. The criteria for such investment selection include a company's financial strength (such as cash flow and low debt-to-equity ratio), earnings growth and price in relation to current earnings, dividends and book value to identify growth opportunities. The Fund may also invest in American Depositary Receipts ("ADRs") of foreign companies which are traded on the New York or American Stock Exchanges or the over-the-counter market.
       The fixed income portion of the Fund's portfolio may be invested in corporate bonds (including convertible bonds) which are rated A or higher by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO"), or which, if unrated, are considered to be of comparable quality by the Fund's investment adviser. For a description of such ratings see the Statement of Additional Information. Bonds are selected based upon the outlook for interest rates and their yield in relation to other bonds of similar quality and maturity. The maturities of these bonds may be medium (i.e., from five to ten years) to long-term (i.e., over ten years), but in no event will they be longer than twenty years.
       The Fund also invests in securities which are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank and National Credit Union Administration. Some of these securities are supported by the full faith and credit of the U.S. government, and others are supported only by the credit of the agency or instrumentality. EVERGREEN GROWTH AND INCOME FUND
       The investment objective of EVERGREEN GROWTH AND INCOME FUND (formerly known as the Evergreen Value Timing Fund) is to achieve a return composed of capital appreciation in the value of its shares and current income.
                                       18

       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous. Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds. The Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program. Nor should the Fund be considered a balanced or complete investment program.
       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.
       The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest.
EVERGREEN VALUE FUND
       The investment objective of the EVERGREEN VALUE FUND is long-term capital appreciation with current income as a secondary objective. Normally, at least 75% of the Fund's assets will be invested in equity securities of U.S. companies with prospects for earnings growth and dividends. As of December 31, 1993, 1994 and 1995, approximately 95%, 97% and 89%, respectively, of the Fund's portfolio consisted of equity securities.
       The Fund's investments, in order of priority, consist of:
              common and preferred stocks, bonds and convertible preferred stock of U.S. companies with a minimum market capitalization of $100 million which are listed on the New York or American Stock Exchanges or traded in over-the-counter markets. The primary consideration is for those industries and companies with the potential for capital appreciation; income is a secondary consideration;
              ADRs of foreign companies traded on the New York or American Stock Exchanges or the over-the-counter market;
              foreign securities (either foreign or U.S. securities traded in foreign markets). The Fund may also invest in obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation implications and other pertinent financial, social, national and political factors. (See "Investment Practices and Restrictions -- Special Risk Considerations");
              convertible bonds rated no lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of comparable quality by the Fund's investment adviser;
              money market instruments;
                                       19
              fixed rate notes and bonds and adjustable and variable rate notes of companies whose common stock the Fund may acquire rated no lower than BBB by S&P or Baa by Moody's or which, if not rated, determined to be of comparable quality by the Fund's investment adviser (up to 5% of total assets);
              zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities (up to 5% of total assets);
              obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in deposits and insured by the Bank Insurance Fund or the Savings Association Insurance Fund, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
              prime commercial paper, including master demand notes rated no lower than A-1 by S&P or Prime 1 by Moody's.
       Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken such bonds' prospects for principal and interests payments than higher rated bonds. However, like the higher rated bonds, these securities are considered investment grade. For a description of such ratings see the Statement of Additional Information.
EVERGREEN AMERICAN RETIREMENT FUND
       The investment objectives of EVERGREEN AMERICAN RETIREMENT FUND in order of priority are conservation of capital, reasonable income and capital growth. The Fund offers a structured investment approach designed specifically for retirees and persons contemplating retirement which may also be appropriate for the qualified retirement plans of smaller companies.
       The Fund will invest in a diversified and balanced portfolio of equity and fixed income securities, with emphasis on income-producing securities which appear to have potential for capital enhancement. Ordinarily, the Fund anticipates that approximately 50% of its portfolio will consist of equity securities (including securities convertible into equity securities) and 50% of fixed income securities. The Fund's investment adviser may vary the amount invested in each type of security in response to changing market conditions to take advantage of relative undervaluation in either the stock or bond markets. The Fund will, however, not make an additional investment in equity securities if more than 75% of its total assets at the time the investment is made would include investments in equity securities. Generally, approximately half of the equity portion of the Fund's portfolio will be invested in common stocks which the Fund's investment adviser believes will yield current income and have potential for long-term capital growth and half in bonds and preferred stocks convertible into such common stock. As of December 31, 1993, 1994 and 1995, approximately 64.8%, 74.2% and 65.5%, respectively, of the Fund's portfolio consisted of equity securities.
       With respect to the fixed income portion of the Fund's portfolio, emphasis will be placed on acquiring non-speculative issues expected to fluctuate little in value, except with changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short and medium to long-term maturities. Investment in medium (i.e., with maturities from five to ten years) to long-term (i.e., with maturities over ten years) debt securities may also be made with a view to realizing capital appreciation when the Fund's investment adviser believes that interest rates on such investments may decline, thereby increasing their market value.
       Normally, the Fund anticipates that approximately half of the fixed income portion of the Fund's portfolio will be invested in marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which are supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. These include issues of the Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks,
                                       20

Federal National Mortgage Association and Tennessee Valley Authority. The balance will be invested in corporate obligations rated no lower than A by Moody's or S&P.
EVERGREEN FOUNDATION FUND
       The investment objectives of EVERGREEN FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement.
       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions.
       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).
       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:
       1. Marketable obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the U.S. Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.
       2. Corporate obligations rated no lower than A by Moody's or S&P.
       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.
       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's). For a description of such ratings see the Statement of Additional Information.
       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security.
                                       21

EVERGREEN TOTAL RETURN FUND
       The investment objective of EVERGREEN TOTAL RETURN FUND is to achieve a return consisting of current income and capital appreciation in the value of its shares. The emphasis on current income and capital appreciation will be relatively equal although, over time, changes in the outlook for market conditions and the level of interest rates will cause the Fund to vary its emphasis between these two elements in its search for the optimum return for its shareholders. To the extent that the Fund is emphasizing current income, it may purchase securities in anticipation of participating in dividends. This practice may result in a higher rate of portfolio turnover and may affect the Fund's overall return. The Fund seeks to achieve its investment objective through investments in common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities. The Fund may invest up to 20% of its total assets in the securities of foreign issuers either directly or in the form of ADRs, European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. The Fund may also write covered call options.
       To the extent that the Fund seeks capital appreciation, it expects that its investments will provide growth over the long-term. Investments, however, may be made on occasion for the purpose of short-term capital appreciation if the Fund believes that such investments will benefit its shareholders.
       The Fund may make investments in securities (other than options) regardless of whether or not such securities are traded on a national securities exchange. The value of portfolio securities and their yields, as well as opportunities to realize net gains from a covered call options writing program, are expected to fluctuate over time because of varying general economic and market conditions.
       The Fund's portfolio will vary over time depending upon the economic outlook and market conditions. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Ordinarily, the Fund anticipates that approximately 75% of its portfolio will consist of equity securities and the other 25% of debt securities (including convertible debt securities). As of March 31, 1994 and January 31, 1995 and 1996, approximately 96%, 91% and 91%, respectively, of the Fund's portfolio consisted of equity securities. The balance of the Fund's portfolio consisted of debt securities (including convertible debt securities). If, in the judgment of the Fund's investment adviser, the appreciation potential for equity securities exceeds the return available from debt securities or government securities, investments in equity securities could exceed 75% of the Fund's portfolio. Most equity investments, however, will be income producing. The quality standards for debt securities include: Obligations of banks having total assets of at least one billion dollars which are members of the FDIC; commercial paper rated no lower than P-2 by Moody's or A-2 by S&P; and non-convertible debt securities rated no lower than Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB may have speculative characteristics. See the discussion above with respect to EVERGREEN VALUE FUND.
INVESTMENT PRACTICES AND RESTRICTIONS
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.
Portfolio Turnover and Brokerage. It is anticipated (i) that the annual portfolio turnover rate for the EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND and EVERGREEN GROWTH AND INCOME FUND will not exceed 100%; (ii) that the annual portfolio turnover rate of the EVERGREEN AMERICAN RETIREMENT FUND and the EVERGREEN FOUNDATION FUND will generally not exceed 100% for the equity portion of their portfolio and 200% for the fixed income portion; and (iii) that the annual portfolio turnover rate for the EVERGREEN TOTAL RETURN FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund must pay. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset Management Corp. ("Evergreen Asset") and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND on those exchanges. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights". See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.
Borrowing. As a matter of fundamental policy, the Funds, except EVERGREEN AMERICAN RETIREMENT FUND, may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency
                                       22
purposes. EVERGREEN AMERICAN RETIREMENT FUND may borrow for purposes of leverage. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.
Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the net assets of the EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND, and 5% of the value of the total assets of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND, and must be collateralized by cash or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.
       There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Short Sales. The EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN BALANCED FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND may, as a defensive strategy, make short sales of securities. A short sale occurs when a seller sells a security and makes delivery to the buyer by borrowing the security. Short sales of a security are generally made in cases where the seller expects the market value of the security to decline. To complete a short sale, the seller must replace the security borrowed by purchasing it at the market price at the time of replacement, or by delivering securities from the seller's own position to the lender. In the event the market value of a security sold short were to increase, the seller would realize a loss to the extent that the cost of purchasing the security for delivery to the lender were greater than the proceeds from the short sale. In the event a short sale is completed by delivery of securities to the lender from the seller's own position, the seller would forego any gain that would otherwise be realized on such securities. The EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND may only make short sales "against the box" which means they must own the securities sold short, or other securities convertible into, or which carry rights to acquire, such securities.
Illiquid or Restricted Securities. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND may invest up to 15% of their net assets, and EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may invest up to 10% of their net assets, in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% or 10% limits. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in the EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND having more than 15%, or EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND having more than 10%, of their net assets invested in illiquid or not readily marketable securities. Repurchase Agreements and Reverse Repurchase Agreements. EVERGREEN GROWTH AND INCOME FUND, EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND and EVERGREEN TOTAL RETURN FUND may enter into repurchase agreements with member banks of the Federal Reserve System, including the Funds custodian or
                                       23
primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its Custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds' investment advisers will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.
       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may borrow money by entering into a "reverse repurchase agreement" by which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Neither Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.
When-Issued and Delayed Delivery Transactions. EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date. The Funds may dispose of a commitment prior to settlement if the Funds investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.
Fixed Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.
Options and Futures. Each of EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN AMERICAN RETIREMENT FUND may write covered call options on certain portfolio securities in an attempt to earn income and realize a higher return on its portfolio. A call option may not be written by the Funds if, afterwards, securities comprising more than 25% of the market value of the equity securities of EVERGREEN GROWTH AND INCOME FUND and EVERGREEN TOTAL RETURN FUND, or 15% of the market value of the equity securities of EVERGREEN AMERICAN RETIREMENT FUND would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund retains the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" call options traded on U.S. national securities exchanges. An option will be deemed covered when a Fund either (i) owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under the option; or (ii) a Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to options written on securities it does not own. A "closing purchase transaction" may be entered into with respect to a call option written by a Fund for the purpose of closing its position.
       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk. The Funds do not use these transactions for speculation or leverage.
                                       24

       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights and segregated cash subject to puts and calls until the options are exercised, closed or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.
       All the Funds may write (i.e., sell) covered call options and EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may write covered put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds may also write straddles (combinations of covered puts and calls on the same underlying security).
       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.
       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.
       EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may also, as stated previously, purchase futures contracts and options thereon. A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specific agencies or instrumentalities of the U.S. government. If a Fund would enter into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
       The Funds may also enter into currency and other financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities, currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contact on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.
       The Funds may sell or purchase currency and other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.
                                       25

       The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. The Funds ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case the Funds would continue to bear market risk on the transaction.
Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange or interest rate risks, these investment devices can be highly volatile, and the Funds use of them can result in poorer performance (i.e., the Funds return may be reduced). The Funds attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contract and options on financial futures contract as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds investment advisers could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the Funds investment advisers correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds investment advisers will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.
SPECIAL RISK CONSIDERATIONS
Investment in Foreign Securities. EVERGREEN TOTAL RETURN FUND, EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND may invest in foreign securities. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the assets of the Fund denominated or traded in that currency. If the value of a particular foreign currency falls relative to the U.S. dollar, the U.S. dollar value of the assets of a Fund denominated in such currency will also fall. The performance of a Fund will be measured in U.S. dollars.
       Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund.
                                       26

       Additionally, accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by each Fund's investment adviser before making any of these types of investments.
       ADRs and EDRs and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. Investments Related to Real Estate. EVERGREEN TOTAL RETURN FUND, EVERGREEN FOUNDATION FUND and EVERGREEN BALANCED FUND may invest up to 15% of their net assets in investment related to real estate, including real estate investment trusts ("REITS"). Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal
Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.
Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information. Unless otherwise noted, the restrictions and policies set forth above are not fundamental and may be changed without shareholder approval. Shareholders will be notified of any changes in policies that are not fundamental.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen
Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $132 billion in consolidated assets as of February 29, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $45 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly
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known as First Union Funds) the two series of The Evergreen Lexicon Fund
(formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly the FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       As investment adviser to EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH
AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND, Evergreen Asset manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each of EVERGREEN TOTAL RETURN FUND and EVERGREEN GROWTH AND INCOME FUND a fee equal to 1% of average daily net assets on an annual basis on the first $750 million in assets, .9 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .8 of 1% of average daily net assets on an annual basis on assets over $1 billion. Evergreen Asset is entitled to receive from EVERGREEN FOUNDATION FUND a fee equal to .875 of 1% of average daily net assets on an annual basis on the first $750 million in assets, .75 of 1% of average daily net assets on an annual basis on the next $250 million in assets, and .7 of 1% of average daily net assets on an annual basis on assets over $1 billion, and from EVERGREEN AMERICAN RETIREMENT FUND a fee equal to .75 of 1% of average daily net assets on an annual basis on the first $1 billion in assets, and .7 of 1% of average daily net assets on an annual basis on assets over $1 billion. The fees paid by EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND and EVERGREEN FOUNDATION FUND are higher than the rate paid by most other investment companies.
       CMG manages investments and supervises the daily business affairs of EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and, as compensation therefor, is entitled to receive an annual fee equal to .50 of 1% of average daily net assets of each Fund.
       The total annualized operating expenses of each Fund for the fiscal year ended December 31, 1995 (January 31, 1996 in the case of EVERGREEN TOTAL RETURN
FUND) expressed as a percentage of average net assets on an annual basis are set forth in the section entitled "Financial Highlights".
       Evergreen Asset serves as administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of
$25 billion. The total assets of the mutual funds administered by Evergreen
Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $14.4 billion as of February 29, 1996.
       The portfolio manager for EVERGREEN TOTAL RETURN FUND is Nola Maddox Falcone, C.F.A., who is President and Co-Chief Executive Officer of Evergreen Asset. Ms. Falcone has served as the principal manager of the Fund since 1985. The portfolio manager for EVERGREEN FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset. Mr. Lieber has
served as such Fund's principal manager since its inception. The portfolio manager for EVERGREEN GROWTH AND INCOME FUND is Edmund H. Nicklin, Jr. C.F.A.
Mr. Nicklin has served as the Fund's principal manager since its inception. The portfolio manager for EVERGREEN AMERICAN RETIREMENT FUND is Irene D. O'Neill, C.F.A. Ms. O'Neill has served as the Fund's principal manager since its inception. Mrs. Falcone, Mr. Lieber, Mr. Nicklin and Mrs. O'Neill have been associated with Evergreen Asset and its predecessor since 1974, 1969, 1982 and 1981, respectively.
       The portfolio manager for EVERGREEN BALANCED FUND since its inception in 1991 is R. Dean Hawes, who is a Vice President of FUNB and the Director of Employee Benefit Portfolio Management. Mr. Hawes joined FUNB in 1981. EVERGREEN VALUE FUND is currently being managed by experienced members of the CMG staff. CMG has been managing trust assets for over fifty years.
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SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND and EVERGREEN FOUNDATION FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Eligible Investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.
Purchases by Mail or Wire. Each investor must complete the Share Purchase Application and mail it together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.
       When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.
       Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed
Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.
How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange")
is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors
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
may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.
       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the Funds are an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen mutual funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
       Shares of each Fund are sold at the net asset value per share next determined after a shareholder's order is received. Investments by federal funds wire or by check will be effective upon receipt by State Street. Qualified institutions may telephone orders for the purchase of Fund shares. Investors may also purchase shares through a broker/dealer, which may charge a fee for the service.
HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary.
The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street (800-423-2615) between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be
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
genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.
General. The sale of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen Fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received.
Exchanges are subject to minimum investment and suitability requirements.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Each Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold. Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling State Street (800-423-2615). Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Funds Distributor, Inc. ("EFD"), the distributor of the Funds' shares, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.
Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation or termination of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within twenty-four months of the initial investment. You can open a Systematic Investment Plan in the EVERGREEN GROWTH AND INCOME FUND, EVERGREEN FOUNDATION FUND, EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND for a minimum of only $50 per month with no initial investment required.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.
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       Shares purchased under the Funds' Systematic Investment Plan or Telephone
Investment Plan may not be redeemed for ten days from the date of investment. Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.
Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, quarterly and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.
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       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4%
nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.
       Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.
       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.
       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.
GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Organization. The EVERGREEN TOTAL RETURN FUND is a Massachusetts business trust organized in 1986, and was originally organized as Maryland corporation in 1978. EVERGREEN GROWTH AND INCOME FUND is a Massachusetts business trust organized in 1986. The EVERGREEN AMERICAN RETIREMENT FUND is a separate series of The Evergreen American Retirement Trust, a Massachusetts business trust organized in 1987. EVERGREEN FOUNDATION FUND is a separate series of the Evergreen Foundation Trust, a Massachusetts business trust organized in 1989. EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes.
                                       33

Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.
Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.
Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz LLC, also acts as sub-administrator to EVERGREEN BALANCED FUND and EVERGREEN VALUE FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND and EVERGREEN TOTAL RETURN FUND, including providing personnel to serve as officers of the Funds.
Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.
Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission ("SEC"), the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting;
                                       34
a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen mutual funds, products and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided free of charge to Evergreen mutual fund shareholders.
Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       35

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN FOUNDATION FUND, EVERGREEN TOTAL RETURN FUND
  Capital Management Group of First Union National Bank of North Carolina, 210 South College Street, Charlotte, North Carolina, 28228
      EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN FOUNDATION FUND
  Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072
      EVERGREEN TOTAL RETURN FUND, EVERGREEN GROWTH AND INCOME FUND, EVERGREEN AMERICAN RETIREMENT FUND
  KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219
      EVERGREEN BALANCED FUND, EVERGREEN VALUE FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169
  42431                                                              536123REV01






********************************************************************************
                          STATEMENT OF ADDITIONAL INFORMATION

                                      April 1,1996

                           THE EVERGREEN GROWTH AND INCOME FUNDS

                   2500 Westchester Avenue, Purchase, New York 10577

                                    800-807-2940

Evergreen Balanced Fund (formerly First Union Balanced Portfolio) ("Balanced") Evergreen Growth and Income Fund ("Growth and Income")
The Evergreen Total Return Fund ("Total Return")
The Evergreen American Retirement Fund ("American  Retirement")
Evergreen  Small Cap Equity Income Fund ("Small Cap")
Evergreen  Foundation Fund ("Foundation")
Evergreen Tax Strategic  Foundation  Fund ("Tax Strategic")
Evergreen Utility Fund (formerly First Union Utility Portfolio) ("Utility") Evergreen Value Fund (formerly First Union Value Portfolio) ("Value")


This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated April 1, 1996 for the Fund in which you are making or contemplating an investment. The Evergreen Growth and Income Funds are offered through four separate prospectuses: one offering Class A, Class B and Class C shares, and a separate prospectus offering Class Y shares of Balanced, Growth and Income, Total Return, American Retirement, Foundation and Value; and one offering Class A, Class B and Class C shares and a separate prospectus offering Class Y shares of Small Cap, Tax Strategic and Utility. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................7
Non-Fundamental Operating Policies................................15
Certain Risk Considerations.......................................16
Management........................................................17
Investment Advisers...............................................29
Distribution Plans................................................34
Allocation of Brokerage...........................................38
Additional Tax Information........................................40
Net Asset Value...................................................43
Purchase of Shares................................................44
Performance Information...........................................58
Financial Statements..............................................63
Appendix A - Description of Bond, Municipal Note and Commercial Paper
                   Ratings                                        63

                       INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

  The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds "Investment Objectives and Policies" in the relevant Prospectus. The investment objectives are fundamental and cannot be changed without the approval of shareholders. The following expands upon the discussion in the Prospectus regarding certain investments of each Fund.

U.S. Government Securities

     The types of U.S. government securities in which the Funds may invest generally include direct obligations of the U.S. Treasury such as U. S. Treasury bills, notes and bonds and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

     (i)    the full faith and credit of the U.S. Treasury;

     (ii)   the issuer's right to borrow from the U.S. Treasury;

     (iii)  the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

     (iv)   the credit of the agency or instrumentality issuing the obligations.

     Examples of agencies and instrumentalities that may not always receive financial support from the U.S. government are:

     (i)    Farm Credit System, including the National Bank for Cooperatives,
                  Farm Credit Banks and Banks for Cooperatives;

     (ii)   Farmers Home Administration;

     (iii)  Federal Home Loan Banks;

     (iv)   Federal Home Loan Mortgage Corporation;

     (v)    Federal National Mortgage Association;

     (vi)   Government National Mortgage Association; and

     (vii)  Student Loan Marketing Association


Restricted and Illiquid Securities

     Each Fund may invest in restricted and illiquid securities. The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

     (i)    the frequency of trades and quotes for the security;

     (ii)   the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii)  dealer undertakings to make a market in the security; and

     (iv)   the nature of the security and the nature of the marketplace trades.

     Restricted securities would generally be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.

When-Issued and Delayed Delivery Securities

     Balanced, Tax Strategic, Utility and Value may purchase securities on a when-issued or delayed delivery basis. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. Balanced, Utility and Value do not intend to engage in when- issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets and Tax Strategic's commitment to purchase when-issued securities will not exceed 25% of the Fund's total assets.

Lending of Portfolio Securities

     Each Fund may lend its portfolio securities to generate income and to offset expenses. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Reverse Repurchase Agreements

     The Funds other than American Retirement, Foundation, Total Return and Growth and Income may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options and Futures Transactions

     Options which Balanced, Utility and Value trade must be listed on national securities exchanges.

 .........Purchasing Put and Call Options on Financial Futures Contracts

     Balanced, Utility and Value may purchase put and call options on financial futures contracts (in the case of Utility and Value limited to options on financial futures contracts for U.S. government securities). Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at an undetermined price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

     The Fund may purchase put and call options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the put option will increase in value. In such an event, a Fund will normally close out its option by selling an identical put option. If the hedge is successful, the proceeds received by the Fund upon the sale of the put option plus the realized decrease in value of the hedged securities.

     Alternately, a Fund may exercise its put option to close out the position. To do so, it would enter into a futures contract of the type underlying the option. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

 .........Purchasing Options

     Balanced, Utility and Value may purchase both put and call options on their portfolio securities. These options will be used as a hedge to attempt to protect securities which a Fund holds or will be purchasing against decreases or increases in value. A Fund may purchase call and put options for the purpose of offsetting previously written call and put options of the same series. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

     Balanced, Utility and Value intend to purchase put and call options on currency and other financial futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

     Utility and Value currently do not intend to invest more than 5% of their net assets in options transactions.


 ........."Margin" in Futures Transactions

     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, a Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

     Balanced will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

 .........Total  Return and Growth and Income may write covered call options to a limited extent on their portfolio securities ("covered options") in an attempt to earn additional income. The Fund will write only covered call option contracts and will receive premium income from the writing of such contracts. Total Return and Growth and Income may purchase call options to close out a previously written call option. In order to do so, the Fund will make a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. If an option is exercised, a Fund realizes a long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Junk Bonds

 .........Consistent with its strategy of investing in "undervalued" securities,
Growth and Income may invest in lower medium and low-quality bonds also known as "junk bonds" and may also purchase bonds in default if, in the opinion of the Fund's investment adviser, there is significant potential for capital appreciation. Growth and Income, however, will not invest more than 5% of its total assets in debt securities which are rated below investment grade. These bonds are regarded as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability to dispose of such securities.

Variable and Floating Rate Securities

 .........Foundation  may invest no more than 5% of its total assets, at the time of the investment in question, in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the interest-rate sensitivity of the Fund, variable and floating rate instruments are deemed to have a maturity equal to the period remaining until the next interest-rate readjustment. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the Fund is entitled to demand repayment of principal.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........Neither  Growth and Income nor Total  Return may invest more than 5% of its net assets, at the time of the investment in question,  in the securities of
any  one  issuer   other  than  the  U.S.   government   and  its   agencies  or
instrumentalities.

 .........American Retirement may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

 ........None  of Balanced,  Foundation,  Small Cap,  Utility or Value may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

 .........Tax  Strategic may not invest more than 5% of its total assets,  at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of each Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........None of American Retirement,  Foundation,  Small Cap, Growth and Income
or Total Return may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

 .........Neither Value nor Utility may purchase more than 10% of the outstanding voting securities of any one issuer.

 .........Tax  Strategic* may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........None of American Retirement, Foundation, Growth and Income, Small Cap*,
Tax Strategic*, Total Return, Utility* or Value may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........None of American Retirement,  Balanced,  Foundation, Growth and Income,
Small Cap*, Tax Strategic*, Total Return, Utility or Value may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.


5........Unseasoned Issuers


 .........Neither American Retirement nor Foundation may invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........None of Total Return, Value* or Utility* may invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........None  of Growth and Income,  Small Cap* and Tax  Strategic*  may invest more than 15% of its total assets (10% of total net assets in the case of Growth and Income) in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

6........Underwriting

 .........American  Retirement,  Foundation,  Growth and Income,  Small Cap,* Tax
Strategic*, Total Return, Balanced, Utility and Value will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

7........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs.

 ......... None of American Retirement, Foundation, Growth and Income, Small Cap,
Tax Strategic or Total Return may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

 .........Neither  Balanced* nor Utility* will purchase  interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

 .........Value  will  not  purchase  interests  in  oil,  gas or  other  mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

8........Concentration in Any One Industry


 .........Neither  Growth  and  Income  nor  Total  Return  may  concentrate  its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

 .........None of American  Retirement,  Foundation,  Small Cap and Tax Strategic
may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations  issued or  guaranteed  by the U.S.  government  or its  agencies or
instrumentalities,   or  (ii)  with  respect  to  Tax  Strategic,  to  municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

 .........Balanced  and Value  will not  invest 25% or more of the value of their total assets in any one industry except Balanced may invest more than 25% and Value may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 .........Utility  will not invest more than 25% of its total  assets  (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

9........Warrants

 .........None of American  Retirement,  Growth and Income,  Small Cap,* or Total
Return may invest more than 5% of its net assets in warrants, and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

 .........Neither  Foundation  nor Tax  Strategic* may invest more than 5% of its net assets in warrants, and of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchanges.

 .........Utility* and Value* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, Utility and Value will limit their investment in such warrants not listed on the New York Stock Exchange or the American Stock Exchange to 2% of their net assets. (If state restrictions change, this latter restriction may be changed without notice to shareholders). For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.

10.......Ownership by Trustees/Officers

 .........None of American Retirement,  Balanced*, Foundation, Growth and Income,
Small Cap*, Tax Strategic*, Total Return, Utility* or Value* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Neither  American  Retirement  nor  Foundation  may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

 .........None  of Growth and Income,  Tax  Strategic*  and Total Return may make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

 .........Small  Cap,* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, each Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

 .........Balanced  will not make short sales of  securities  or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

 .........Utility and Value will not sell any securities short.

12.......Lending of Funds and Securities

 .........Neither  Small  Cap nor Tax  Strategic  may  lend  its  funds  to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements.

 .........None of American  Retirement,  Foundation,  Growth and Income and Total
Return may lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

 .........None of Foundation,  Small Cap or Tax Strategic, may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

 .........Neither American Retirement or Growth and Income may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities (100% of the current market value for American Retirement), provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

 .........Total Return may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities (100% of the value of the loaned securities for Total Return), including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

 .........Balanced will not lend any of its assets except portfolio securities in accordance with its investment objective, policies and limitations.

 .........Utility will not lend any of its assets, except portfolio securities up to 15% of the value of its total  assets.  This does not  prevent  the Fund from
purchasing  or  holding  corporate  or  government  bonds,  debentures,   notes,
certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

 .........Value  will not lend any of its assets  except that it may  purchase or
hold  corporate  or  government  bonds,  debentures,   notes,   certificates  of
indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

13.......Commodities

 .........Tax  Strategic  may  not  purchase,  sell  or  invest  in  commodities, commodity contracts or financial futures contracts.

 .........Small  Cap may not  purchase,  sell or invest in  physical  commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

 .........None  of American  Retirement,  Foundation,  Growth and  Income,  Total
Return may purchase, sell or invest in commodities or commodity contracts.

 .........None of Balanced, Utility or Value will purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

14.......Real Estate

 .........Small  Cap may not  purchase or invest in real estate or  interests  in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein).

 .............None  of American  Retirement,  Foundation,  Growth and Income, Tax
Strategic or Total Return may purchase, sell or invest in real estate or interests in real estate, except that (i) each Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) Tax Strategic may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

 .........None  of  Balanced,  Utility  or  Value  will buy or sell  real  estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. Neither Utility nor Value will invest in limited partnership interests in real estate.

15.......Borrowing,   Senior  Securities,   Repurchase  Agreements  and  Reverse
Repurchase Agreements

 .........None  of American  Retirement,  Foundation  or Total  Return may borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes (and, with respect to American Retirement only, for leverage), provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets (5% of total assets for American Retirement and Foundation) at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. Neither American Retirement nor Foundation may issue senior securities, except as permitted by the Investment Company Act of 1940. Neither Foundation nor American Retirement may enter into repurchase agreements or reverse repurchase agreements.

 .........Neither  Small Cap nor Tax  Strategic,  may borrow money,  issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of each Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that each of Small Cap, Tax Strategic, will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. No Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

 ........Growth  and Income may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing. Growth and Income may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or
(iii) entering into permitted repurchase transactions.

 .........Balanced  and Utility will not issue senior securities except that each
Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Balanced will not purchase any securities while any borrowings are outstanding. Utility will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. Neither Balanced, nor Utility will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Balanced and Utility may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

 .........Value  will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. Value will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Value may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

16.......Joint Trading

     .........None of American Retirement,  Foundation, Growth and Income, Small
Cap,* Tax Strategic,* or Total Return may participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

17.......Options

 .........Foundation  and Tax Strategic*  may not write,  purchase or sell put or call options, or combinations thereof.

 .........Neither  Growth and Income nor Total Return may write, purchase or sell put or call options, or combinations thereof, except that each Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

 .........American  Retirement  may  not  write,  purchase  or  sell  put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

 .........Utility*  will not  purchase  put  options  on  securities  unless  the securities are held in the Fund's portfolio and not more than 5% of the Fund's total assets would be invested in premiums on open put options. Utility* will not write call options on securities unless securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

18.......Investment in Equity Securities

 .........American  Retirement  may not invest  more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

19.......Investing in Securities of Other Investment Companies

 .........Balanced*,  Utility and Value will  purchase  securities  of investment
companies  only  in  open-market   transactions   involving  customary  broker's
commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

 .........Each  other  Fund may  purchase  the  securities  of  other  investment companies, except to the extent such purchases are not permitted by applicable law.

20.......Restricted Securities

 .........Balanced and Value will not invest more than 10% of their net assets in securities  subject to  restrictions  on resale under the Securities Act of 1933

(except for, in the case of Balanced, certain restricted securities which meet criteria for liquidity established by the Trustees).

 .........Utility*  will not invest  more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees. To comply with certain state restrictions, the Fund will limit these transactions to 5% of its total assets. (If state restrictions change this latter restriction may be revised without shareholder approval or notification).

                            NON FUNDAMENTAL OPERATING POLICIES

 .........Certain  Funds  have  adopted  additional   non-fundamental   operating
policies. Operating policies may be changed by the Board of Trustees without a shareholder vote.

1........Futures and Options  Transactions

 .........Small  Cap* will not: (i) sell futures contracts,  purchase put options or write call options if, as a result, more than 30% of the Fund's total assets would be hedged with futures and options under normal conditions; (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 30% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together
with  their  underlying  securities,   and  do  not  apply  to  securities  that
incorporate features similar to options.

2........Illiquid Securities.

 .........None of American Retirement,  Foundation, Growth and Income, Small Cap,
Tax Strategic or Total Return may invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

 .........Balanced*  and  Utility*  will not invest more than 10% (in the case of
Balanced) or 15% (in the case of Utility) of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid and, in the case of Utility, in non-negotiable time deposits.

3........Other.  In order to comply with certain state blue sky limitations:
         -----

 ...........Each of American  Retirement,  Foundation,  Growth and Income,  Small
Cap,  Tax  Strategic  and  Total  Return   interprets   fundamental   investment
restriction 7 to prohibit investments in oil, gas and mineral leases.

 ...........Each of American  Retirement,  Foundation,  Growth and Income,  Small
Cap,  Tax  Strategic  and  Total  Return   interprets   fundamental   investment
restriction 14 to prohibit investment in real estate limited partnerships which are not readily marketable.

 ...........Foundation interprets fundamental investment restriction 11 to permit short sales only where the Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities without payment of any additional consideration therefor.

              Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

                          CERTAIN RISK CONSIDERATIONS

          There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

           In addition, the ability of Tax Strategic to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests -- and of banks issuing letters of credit backing such securities -- to meet their obligations with respect to the payment of interest and principal when due. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc.and other nationally recognized rating organizations represent their opinions as to the quality of Municipal Securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields. There are variations in Municipal Securities, both within a particular classification and between classifications, resulting from numerous factors.

          Unlike other types of investments, Municipal Securities have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

           The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations. In addition, there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

                                        MANAGEMENT

        The Trustees and executive officers of the Trusts, their ages, addresses and principal occupations during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (71), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald M. McDonnell (56), 821 Regency Drive, Charlotte, NC-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (57), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit*(40), Holcomb and Pettit, P.A., 207 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990.

Russell A. Salton, III, M.D. (48), 205 Regency Executive Park, Charlotte, NC-Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

Michael S. Scofield (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since prior to 1989.

John J. Pileggi (36), 230 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (39), 230 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

      The officers listed above hold the same positions with a total of thirteen investment companies offering a total of thirty-eight investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of the investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen
Variable Trust). Messrs. Ashkin and Bam are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust, formerly, First Union Funds).
- --------
     * Mr.Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser." Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses (and $500 for each telephone conference meeting) as follows:

Name of Trust/Fund                              Annual Retainer   Meeting Fee


Total Return                                      5,500                 300
Growth and Income                                   500                 100
The Evergreen American Retirement Trust           1,000
  American Retirement                                                   100
  Small Cap                                                             100
Evergreen Foundation Trust                          500
  Foundation                                                            100
  Tax Strategic                                                         100
Evergreen Investment Trust                        9,000**             1,500**
  Balanced
  Utility
  Value

- --------------------

** Evergreen Investment Trust pays an annual retainer to each Trustee and a per-meeting fee that are allocated among its fourteen series. Additionally, each member of the Audit Committee receives $200 for attendance at each meeting of the of the Audit Committee and an additional fee is paid to the Chairman of the Board of $2,000.

         Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal year ended December 31, 1995 (fiscal year ended January 31, 1996 for Total Return).

                                                                         Total
                           Aggregate Compensation From Each Trust   Compensation
                                                                   From Trusts &
              Evergreen   Evergreen   Evergreen   Evergreen  Evergreen   Fund
Name of           Total   Growth      Retirement Foundation  Investment  Complex
Trustee           Return  and Income    Trust      Trust      Trust**    paid to
                  Fund    Fund                                          Trustees
- ------          ------  --------    ---------- ----------  ----------  -------

Laurence Ashkin   6,800     1,000      2,000       1,500                  27,900

Foster Bam        7,100     1,100      2,200       1,700                  30,100

James S. Howell   7,100     1,100      2,200       1,700       23,052     56,000

Robert J.
 Jeffries         7,100     1,100      2,200       1,700                  30,100

Gerald M.
 McDonnell        7,100     1,100      2,200       1,700       19,144     51,500

Thomas L.
 McVerry          7,100     1,100      2,200       1,700       20,576     53,200

William Walt
 Pettit           7,100     1,100      2,200       1,700       20,419     53,000

Russell A.
Salton, III, M.D. 7,100    1,100      2,200       1,700       17,996     50,200

Michael S.
 Scofield         6,800    1,100      2,000       1,500       17,965     47,800



* Formerly known as First Union Funds.

     The number and percent of outstanding shares of each Fund owned by officers and Trustees as a group on January 31, 1996 is as follows:

                            No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                  Trustees            Trustees as a % of
Name of Fund                     as a Group           Shares Outstanding

Balanced                         4,261                     -0%-
Total Return                    12,245                    .03%
Growth and Income              124,375                    .62%
American Retirement             63,055                    1.64%
Small Cap                          -0-                      -0-
Foundation                     210,343                     .27%
Tax Strategic                      -0-                      -0-
Utility                            -0-                      -0-
Value                            6,175                    -.01%-



         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of January 31, 1996





                                  Name of                        % of
Name and Address                  Fund/Class      No. of Shares  Class/Fund
-----------------                  ----------    -------------  ---------------

State Street Bank & Trust Co      Balanced/C             809          5.86%/.0%
Cust for the IRA of
Kathleen McEvoy
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C             718           5.19%/0%
Vivian G. Hardin IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C             966          6.99%/.01%
Daniel J. Plummer
Janet R. Plummer
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C           1,942           14.05%/0%
Leroy Selby, Jr.
Leroy Selby, III
C/O First Union National Bank
301 S. Tron Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C           1,826          13.21%/0%
Mary Martha McBee Summerour C/F
Rebecca Jean Summerour
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Balanced/C             898           6.50%/0%
Annabelle D. Thompson
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*        Balanced/Y       49,791,633      81.05%/68.32%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151

301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank         Balanced/Y       11,633,627      18.94%/15.96%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Total Return/A      13,303         6.07%/.03%
Steven Brad Zlatkiss
C/O First Union National Bank
301 S. Tryon Street
Charlotee, NC  28288-0001

Fubs & Co. Febo                   Total Return/C        1,331           5.11%/0%
Perlean Wade Boozer and
Velina Wade
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Total Return/C        2,611          10.03%/0%
Roberto Paiz and
Magalis Paiz and
Asteria De La Fuente
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Total Return/C         1,955         7.51%/0%
Barbara B. Bachmann
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Total Return/C         3,802        14.60%/0%
Nancy C. Logreco And
George E. Logreco
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Total Return/C         1,579        6.06%/0%
William A.Martin IRA R/O
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001





Fubs & Co. Febo                   Growth and Income/C   29,045     26.24%/.14%

Clara Caudill
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Fidelity Bank          Growth and Income/Y   4,688,120  29.46%/23.40%
Attn Christine James
Broad & Walnut Street
2 1/2With Bldg
Philadelphia, PA 19109

First Fidelity Bank          Growth and Income/Y   3,109,279  19.54%/15.51%
Broad & Walnut Street
2 1/2With Bldg
Philadelphia, PA 19109

First Union National Bank/EB/INT  Growth and Income/Y   1,024,525   6.44%/5.11%
Cash Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911

First Union National Bank/EB/INT  Growth and Income/Y   1,956,232  12.29%/9.76%
Cash Account
Attn. Trust Operations Fund Group
401 S. Tryon Street, 3rd Floor
CMG 1151
Charlotte, NC  28202-1911


First Union Natl Bank-VA C/F      American Retirement/A  10,542     5.78%/.27%
Robert C Ewers IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                  American Retirement/A   15,699     8.61%/.41%
Joe Hughes Jr. and
Debra A Hughes
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                  American Retirement/A   10,033     5.50%/.26%
Lothar Sindram
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank-      American Retirement/C        769      5.21%/.02%
VA C/F
James L. Wilkinson Rollover IRA
C/O First Union National Bank

301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 American Retirement/C    4,358     29.54%/.11%
Melvin H. Sease and
Clara K. Sease
C/O First Union National Bank
301 S. Tryon St.
Charlotte, NC 28288-0001

First Union National Bank-Fl    American Retirement/C      778      5.27%/.02%
Earline McKinnie-IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 American Retirement/C    1,207      8.18%/.03%
Odus Williams and
Christine Williams
C/O First Union National Bank
301 S Tryon Street
Charlotte,  NC 28288-0001

Fubs & Co. Febo                 American Retirement/C    1,243      8.43%/.03%
Helen D. Just
C/O First Union National Bank
301 S Tryon Street
Charlotte,  NC 28288-0001

First Union National Bank-      American Retirement/C    2,450      16.61%/.06%
VA C/F
William A Martin IRA R/O
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 American Retirement/C    1,565       10.61%/.04%
Odette I Struys
C/O First Union National Bank
301 S Tryon Street
Charlotte,  NC 28288-0001

Charles Schwab & Co. Inc.**     American Retirement/Y    156,762     5.17%/4.09%
Cash Account
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.**     American Retirement/Y     618,596  20.40%/16.13%
Reinvest Account
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122

Stephen A. Lieber               American Retirement/Y     171,346    5.65%/4.47%

C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

State Street Bank & Trust Co.   Small Cap/A        1,028           5.28%/.21%
Cust For the IRA of
Lynn B. Crookston
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Small Cap/A       6,549          33.68%/1.33%
Elizabeth M. Screven
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/A            1,105          5.68%/.22%
FL C/F
Aura Dominguez
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Small Cap/A            1,385          7.12%/.28%
Carlene Toron
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Lewco Securities Corp.          Small Cap/A           1,384           7.11%/.28%
FBO A/C # W24-400190-5-04
34 Exchange Place 4th Floor
Jersey City, NJ 07302-3901

First Union National Bank-      Small Cap/B            2,428         9.90%/.46%
NC C/F
Harold T. Brooks IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Small Cap/B            6,872        28.02%/1.40%
GA C/F
Lawrence Pelowski
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/B           1,547          6.31%/.31%
FL C/F
James P. Turner IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/B           1,459          5.95%/.30%
FL C/F
Robert H. Carr IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/B           1,394          5.68%/.28%
NC C/F
Eric W. Johnson IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/C             110          5.39%/.02%
FL C/F, Inc.
Michael A. Sorg IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/C             110          5.39%/.02%
FL C/F, Inc.
Matthew R. Sorg IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/C           1,365         66.77%/.28%
VA C/F, Inc.
Bruce S. Barker IRA
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Small Cap/C             437         21.37%/.09%
VA C/F
Brenton S. Farmer IRA
C/O First Union National Bank
301 S Tryon Street
Charlotte, NC  28288-0001

Nola Maddox Falcone             Small Cap/Y           56,754      12.73%/11.54%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber               Small Cap/Y          113,510      25.46%/23.08%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.       Small Cap/Y           29,785        6.68%/6.06%
Reinvest Account
101 Montgomery Street

Mutual Fund Dept.
San Francisco, CA  94104-4122

First Union National Bank/EB    Small Cap/Y           65,128      14.61%/13.24%
Cash Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

First Union National Bank/EB    Small Cap/Y           24,508       5.50%/ 4.98%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Charles Schwab & Co. Inc.       Foundation/A         960,412        11.60%/1.25%
101 Montgomery St.
San Francisco, CA 49104-4122

Charles Schwab & Co. Inc.       Foundation/Y       5,155,427      11.44%/6.73%
101 Montgomery Street
San Francisco, CA  94104-4122

First Union National Bank/EB    Foundation/Y      12,455,187      27.64%/16.26%
Reinvest Account
Attn: Trust Operations Fund
401 S. Tryon Street
3rd Floor CMG 11
Charlotte, NC  28202-1911

Mac & Co.                       Foundation/Y       6,406,497      14.22%/8.36%
A/C 195-6432
C/O Mellon Bank NA
Mutual Funds
P.O. Box 320
Pittsburgh, PA  15230-0320

Fubs & Co. Febo                 Tax Strategic /C       4,971        11.32%/.23%
Harry A. Edwards Jr.
Linda R. Edwards
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C       8,896        20.26%/.41%
Wade H. Moser, Jr. M.D.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C      14,663        33.39%/.68%
Brenda Dykgraaf
C/O First Union National Bank

301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C       5,077        11.56%/.23%
Paul E. Hook and
Mary G. Hook
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Tax Strategic /C       2,619         5.96%/.12%
William Kent and
Janet R. Kent
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Nola Maddox Falcone             Tax Strategic /Y     100,357        8.93%/4.64%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Constance E. Lieber             Tax Strategic /Y      58,774        5.23%/2.72%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Stephen A. Lieber**             Tax Strategic/Y      509,312      45.34%/23.71%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Fubs & Co. Febo                 Utility/C              5,909        25.42%/.04%
Elsie B. Strom
Lewis F. Strom
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              3,212        13.82%/.02%
Laura Alyce Hulbert
Ronald F. Hulbert
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              1,178         5.07%/.0%
Evelyn L. Smith
Creg Smith
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Utility/C              1,543         6.64%/.01%
Ruth D. Hayes and

D. W. Hayes
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*      Utility/Y            599,595      81.93%/ 4.24%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*      Utility/Y            122,268      16.17%/.86%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Value/C                1,874         5.03%/0%
Kimberly Lynn Hadley
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                 Value/C                3,538          9.49%/0%
Alex G. Suero
Maria E. Espinosa
C/O First Union National  Bank
301 S. Tryon Street
Charlotte,  NC
28288-0001

Fubs & Co. Febo                 Value/C                1,921         5.15%/0%
William H. Smith
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank-      Value/C                2,014         5.40%/0%
Cecil Elders
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*      Value/Y           29,394,176      71.12%/46.93%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank       Value/Y            8,404,542       20.34%/13.42%
Trust Accounts
Attn: Ginny Batten

11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Fidelity Bank             Value/Y           2,561,782        6.25%/4.12%
Attn: Joanne Monteiro
123 S. Broad St.
Philadelphia, PA 19109-1029


- ---------------------------------


         *First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership of 98.01% and 60.35% of Balanced and Value respectively, on January 31, 1996, First Union National Bank of North Carolina may be deemed to "control" each Fund as that term is defined in the 1940 Act.



                                    INVESTMENT ADVISER
               (See also "Management of the Fund" in each Fund's Prospectus)

         The investment adviser of Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York or ("Evergreen Asset" or the "Adviser."). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Balanced, Utility and Value is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, Theodore J. Israel, Jr., Executive Vice President, Joseph J. McBrien, Senior Vice President and General Counsel, and George R. Gaspari, Senior Vice President and Chief Financial Officer.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned subsidiary of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic entered into a new investment advisory agreement with Evergreen Asset Management Corp. and into a distribution agreement with Evergreen Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz LLC. At that time, Evergreen Asset Management Corp. also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

     The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued. The new advisory and sub-advisory agreements were approved by the shareholders of Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic at their meeting held on June 23, 1994, and became effective on June 30, 1994.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, share certificates, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:


BALANCED          Year Ended    Year Ended     Year Ended
                    12/31/95      12/31/94       12/31/93
Advisory Fee      $4,870,748     $4,621,512     $3,425,786
                  ==========    ==========     ==========


TOTAL RETURN       Year Ended    Year Ended     Year Ended
                      1/31/96       1/31/95        3/31/94
Advisory Fee       $9,343,195    $8,542,289    $11,613,964
                   ==========   ===========    ===========
Expense
Reinbursement     $   53,576


FOUNDATION         Year Ended    Year Ended     Year Ended
                     12/31/95      12/31/94       12/31/93
Advisory Fee       $5,387,186    $2,551,768      $1,290,748
                   ==========    ==========       ========
Expense
Reimbursement      $   11,064





SMALL CAP         Year Ended    Year Ended    Year Ended
                  12/31/95        12/31/94      12/31/93

Advisory Fee      $45,397         $29,075       $ 4,929
                  ---------       --------      --------
Waiver            ($45,397)      ($29,075)      ($4,929)
Net Advisory Fee  $        0      $      0      $      0
                   =========     =========     =========
Expense
Reimbursement     $164,854         $63,704      $16,800
                   ---------       -------      -------

UTILITY            Year Ended      Year Ended
                     12/31/95      12/31/94
Advisory Fee        $456,021      $153,458
                    ---------     ----------
Waiver             ($299,028)    ($152,038)
Net Advisory Fee    $156,993      $  1,420
                    =========     =========
Expense
Reinbursement       $ 51,984       $106,957
                    --------       ---------

GROWTH AND INCOME    Year Ended   Year Ended    Year Ended
                       12/31/95     12/31/94      12/31/93
Advisory Fee          $1,332,685    $684,891      $722,166
                       ========     ========      ========
Expense
Reinbursement         $ 38,106
                      --------

 AMERICAN             Year Ended    Year Ended   Year Ended
 RETIREMENT             12/31/95      12/31/94     12/31/93
 Advisory Fee           $297,242      $292,628     $226,080
                        ========      ========     ========
 Expense
 Reimbursement          $ 76,464
                        --------

 TAX STRATEGIC        Year Ended    Year Ended   Year Ended
                        12/31/95      12/31/94    12/31/93
 Advisory Fee          $140,386      $ 65,915      $ 4,989
                        --------       -------    --------
 Waiver                ($96,975)     ($65,915)     ($4,989)
 Net Advisory Fee      $ 43,411      $       0           0
                       ==========     =========   =========
 Expense
 Reimbursement         $ 85,543      $ 3,777        $12,700
                       ---------     ---------    ---------

 VALUE                Year Ended    Year Ended   Year Ended
                        12/31/95      12/31/94     12/31/93
 Advisory Fee         $5,120,579    $3,850,673    $3,016,457


         Total Return changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Total Return, the period from April 1, 1994 to January 31, 1995. In addition, Small Cap, Tax Strategic and Utility commenced operations on October 1, 1993, November 2, 1993 and January 4, 1994, respectively, and, therefore, the first year's figures set forth in the table above reflect for Small Cap and Tax Strategic investment advisory fees paid for the period from commencement of operations through December 31, 1995 and, with respect to Utility, December 31, 1995.

Expense Limitations

         Each Adviser's fee will be reduced by, or the Adviser will reimburse the Funds for any amount necessary to prevent such expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Adviser's fee) from exceeding the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Funds' shares are then registered or qualified for sale. Reimbursement, when necessary, will be made monthly in the same manner in which the advisory fee is paid. Currently the most restrictive state expense limitation is 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of such assets in excess of $100,000,000.

     Evergreen Asset has voluntarily agreed to reimburse Small Cap to the extent that any of the Fund's aggregate operating expenses (including the Adviser's fee but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder servicing fees and extraordinary expenses) exceed 1.50% of its average net assets until such time as said Fund's net assets reach $15 million.


         The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic were approved by each Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and will continue in effect until June 30, 1996, and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Balanced, Utility and Value, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees of Evergreen Investment Trust (formerly, First Union Funds) on April 20, 1995 and it will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period ended July 7, 1995, and the fiscal years ended December 31, 1994 and 1993 Balanced incurred $392,991, $779,584 and $597,752, respectively, in administrative service costs. For the period ended July 7, 1995, and the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility incurred $10,384 and $16,382, respectively, in administrative service costs, all of which were voluntarily waived. For the period ended July 7,1995, and for the fiscal years ended December 31, 1994 and 1993, Value incurred $374,216, $649,487, and $526,836, respectively, in administrative service costs.

         Commencing   July  8,  1995,   Evergreen   Asset  has  been   providing
administrative services to each of the portfolios of Evergreen Investment Trust for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serves as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion. For the period from July 8, 1995 through December 31, 1995, Balanced, Utility and Value incurred $283,139, $39,330 and $323,050, resepectively, in administration costs. For the period
July  8,  1995  through   December  31,  1995   Utility   incurred   $35,512  in
administrative service costs, all of which was voluntarily waived. Furman Selz LLC, an affiliate of the Distributor, serves as sub-administrator to Balanced, Utility and Value and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serves as investment adviser were approximately $14.4 billion as of February 29, 1996.


                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, B and C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Growth and Income, Total Return, American Retirement, Small Cap, Foundation and Tax Strategic commenced offering Class A, B or C shares on January 3, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Balanced, Utility and Value as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on April 20, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Balanced, Utility and Value have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Balanced, Utility, and Value, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant to Distribution Plans

Balanced incurred the following distribution services fees: For the fiscal years ended December 31, 1994 and 1995, $102,621 and $102,400, respectively, on behalf of Class A shares, and $670,202 and $784,084, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal year ended December 31, 1995, $310 and $1,811, respectively, on behalf of Class C shares.

Value incurred the following distribution services fees: For the fiscal years ended December 31, 1994 and 1995, $473,347 and $603,896, respectively, on behalf of Class A shares, and $621,330 and $916,221, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal year ended December 31, 1995, $716 and $4,798, respectively, on behalf of Class C shares.

Utility incurred the following distribution services fees: For the fiscal years ended December 31, 1994 and 1995, $9,658 and $133,582, respectively, on behalf of Class A shares, and $169,007 and $234,357, respectively, on behalf of Class B shares; for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the fiscal year ended December 31, 1995, $232 and $1,271, respectively, on behalf of Class C shares.

Total Return incurred the following fees for the fiscal period from January 3, 1995 (commencement of class operations) through January 31, 1995: Distribution services fees of $7, $126 and $7 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $42 and $3, respectively, and for the fiscal year ended January 31, 1996:
Distribution services fees of $4,915, $46,636 and $1,516 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $15,546 and $505, respectively.

Growth and Income incurred the following fees for the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995:
Distribution services fees of $22,055, $159,114 and $6,902 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $53,139 and $2,301, respectively.

American Retirement incurred the following fees for the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995:
Distribution services fees of $659, $9,137 and $187 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $3,045 and $62, respectively.

Small Cap incurred the following fees for the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995: Distribution services fees of $340, $1,298 and $111 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $433 and $37, respectively.

Foundation incurred the following fees for the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995: Distribution services fees of $116,677, $972,541 and $37,823 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $324,180 and $12,608, respectively.

Tax Strategic incurred the following fees for the fiscal period from January 3,1995 (commencement of class operations) through December 31, 1995:
Distribution services fees of $2,582, $21,725 and $1,292 on behalf of its Class A, Class B and Class C shares, respectively, and shareholder services fees on behalf of Class B and C shares of $7,242 and $431, respectively.


Fees Paid Pursuant to Shareholder Services Plans - Balanced, Utility and Value

For the fiscal years ended December 31, 1994 and 1995, Balanced incurred shareholder services fees of $83,641 and $261,361, respectively, on behalf of Class B shares, and $103 and $604, respectively, on behalf of Class C shares.

For the fiscal years ended December 31, 1994 and 1995, Utility incurred shareholder services fees of $24,141 and $78,119, respectively, on behalf of Class B shares, and $77 and $424, respectively, on behalf of Class C shares.

For the fiscal years ended December 31, 1994 and 1995, Value incurred shareholder services fees of $83,225 and $305,407, respectively, on behalf of Class B shares, and $239 and $1,599, respectively, on behalf of Class C shares.

                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

         In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, a Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Growth and Income, Total Return, American Retirement, Small Cap, Foundation, and Tax Strategic will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by each Fund advised by Evergreen Asset during their last three fiscal years; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:


TOTAL RETURN         Period Ended     Year Ended    Year Ended
                          1/31/96        1/31/95       3/31/94
Total Brokerage        $3,255,068     $3,755,606    $3,234,684
Commissions
Dollar Amount and %    $2,982,640     $3,465,900    $3,199,114
paid to Lieber                92%            92%           99%
% of Transactions
Effected by Lieber            90%            97%           99%

FOUNDATION             Year Ended     Year Ended    Year Ended
                         12/31/95       12/31/94      12/31/93
Total Brokerage          $393,121       $  282,250    $291,295
Commissions
Dollar Amount and %      $380,226       $  276,985   $  284,864
paid to Lieber                97%            98%           97%
% of Transactions
Effected by Lieber            98%            98%           96%

SMALL CAP              Year Ended   Period Ended     Period Ended
                         12/31/95       12/31/94      12/31/93
Total Brokerage          $5,968      $ 3,998          $2,091
Commissions              $4,863      $ 3,618          $1,729
Dollar Amount and %
paid to Lieber               81%        90%            83%
% of Transactions
Effected by Lieber           77%        90%            73%



GROWTH AND INCOME    Year Ended      Year Ended  Year Ended
                       12/31/95        12/31/94    12/31/93
Total Brokerage       $210,923        $80,871       $76,427
Commissions
Dollar Amount and %   $160,659         $71,721      $66,670
paid to Lieber              76%             89%         87%
% of Transactions
Effected by Lieber          74%             88%         84%


AMERICAN RETIREMENT   Year Ended     Year Ended   Year Ended
                        12/31/95       12/31/94   12/31/93
Total Brokerage         $57,216        $203,922   $ 99,435
Commissions
Dollar Amount and %     $53,276        $202,838   $96,950
paid to Lieber               93%            99%       98%
% of Transactions
Effected by Lieber           82%            99%       98%

TAX STRATEGIC         Year Ended    Period Ended  Period Ended
                        12/31/95        12/31/94  12/31/93
Total Brokerage         $37,374         $24,872     $3,260
Commissions             $35,954         $24,072
Dollar Amount and %                                 $3,210
paid to Lieber               96%            97%        98%
% of Transactions
Effected by Lieber           94%            98%        98%

         Total Return changed its fiscal year end from March 31 to January 31 during the first period covered by the foregoing table. Accordingly, the commissions reported in the foregoing table reflect for Total Return the period from April 1, 1994 to January 31, 1995. In addition, Small Cap and Tax Strategic commenced operations on October 1, 1993 and November 2, 1993, respectively, and, therefore, the first year's figures set forth in the table above reflect commissions paid for the period from commencement of operations through December 31, 1993.

         Balanced, Value and Utility did not pay any commissions to Lieber. For the fiscal years ended December 31, 1995, 1994 and 1993, Balanced paid $615,041, $450,569 and $389,044, respectively, in commissions on brokerage transactions. For the period ended December 31, 1995 and for the period from January 4, 1994 (commencement of operations) to December 31, 1994, Utility paid $272,806 and $66,294, respectively, in commissions on brokerage transactions. For the fiscal years ended December 31, 1995, 1994 and 1993, Value paid $1,644,077, $1,437,338 and $894,400, respectively, in commissions on brokerage transactions.


                           ADDITIONAL TAX INFORMATION
                       (See also "Other Information - Dividends,
                            Distributions and Taxes" in each Fund's Prospectus)

     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

     Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons(i.e.,U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Strategic

         With respect to Tax Strategic, to the extent that the Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.


                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative. " On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked prices and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Balanced, Utility and Value, shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four Classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York.

           Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.

                                         PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investment is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates representing shares of a Fund are not issued. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four Classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Balanced, Utility and Value are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares or $500,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the seven year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares


         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.


                Net     Per Share            Offering
                Asset   Sales                Price
                Value   Charge      Date     Per Share

Balanced        $13.12  $.65        12/31/95  $13.77

Growth and
Income          $18.63  $.93        12/31/95   $19.56


Total Return    $20.15  $1.00       1/31/96    $21.15

American
Retirement      $12.82  $.64        12/31/95   $13.46

Small Cap       $11.57  $.58        12/31/95   $12.15

Foundation      $15.12    $.75      12/31/95   $15.87

Tax Strategic   $12.20    $.61      12/31/95   $12.81

 Utility        $ 10.80   $.54      12/31/95  $11.34

 Value          $ 20.45   $1.02     12/31/95   $21.47


         Prior to January 3, 1995, shares of the Funds other than Balanced, Utility and Value were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Funds or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the distributor with respect to Class B or Class C shares only since January 3, 1995.

         With respect to Balanced, Utility and Value, the following commissions were paid to and amounts were retained by Federated Securities Corp. through July 7, 1995, which until such date was the principal underwriter of portfolios of Evergreen Investment Trust. For the period from July 8 through December 31, 1995, commissions were paid to and amounts were retained by the current Distributor as noted below:

                       Period from     Period From    Year Ended    Year Ended
BALANCED               7/8/95 to       1/1/95 to      12/31/94      12/31/93
                       12/31/95        7/7/95

Commissions Received   $15,844         $11,841        $605,000      $283,000
Commissions Retained   $ 1,731         $ 1,303        $ 12,000        42,000

VALUE

Commissions Received   $58,797         $56,058        $1,003,000    $392,000
Commissions Retained   $ 6,615         $ 6,001        $   36,000      59,000

UTILITY                                               Period from
                                                    1/4/94 to 12/31/94
Commissions Received   $15,692         $20,958        $243,999
Commissions Retained   $ 1,727         $ 2,228        $ 10,000

         With respect to Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic, the following commissions were paid to and amounts were retained by the Distributor for the periods indicated:

                                    Year Ended                Period from 1/3/95
TOTAL RETURN                        1/31/96                   to 1/31/95

Commissions Received                $98,890                   $4,585
Commissions Retained                $10,733                     ---

                                    Year Ended
GROWTH AND INCOME                   12/31/95

Commissions Received                $326,249
Commissions Retained                $ 37,300

AMERICAN RETIREMENT

Commissions Received                $42,447
Commissions Retained                $ 7,397

SMALL CAP

Commissions Received                $ 778
Commissions Retained                $ 284

FOUNDATION

Commissions Received                $1,604,275
Commissions Retained                $  178,885

TAX STRATEGIC

Commissions Received                $28,976
Commissions Retained                $ 3,266

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen mutual funds other than the money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen mutual fund. Currently, the Evergreen mutual funds include:

     Evergreen Trust
          Evergreen Fund
          Evergreen Aggressive Growth Fund
     The Evergreen Equity Trust:
          Evergreen Global Real Estate Equity Fund
          Evergreen U.S. Real Estate Equity Fund
          Evergreen Global Leaders Fund
     The Evergreen Limited Market Fund, Inc.
     Evergreen Growth and Income Fund
     The Evergreen Total Return Fund
     The Evergreen American Retirement Trust:
          The Evergreen American Retirement Fund
          Evergreen Small Cap Equity Income Fund
     The Evergreen Foundation Trust:
          Evergreen Foundation Fund
          Evergreen Tax Strategic Foundation Fund
     The Evergreen Municipal Trust:

          Evergreen Short-Intermediate Municipal Fund
          Evergreen Short-Intermediate Municipal Fund-CA
          Evergreen Florida High Income Municipal Bond Fund
          Evergreen Tax Exempt Money Market Fund
     The Evergreen Money Market Fund
     Evergreen Investment Trust
          Evergreen Emerging Markets Growth Fund*
          Evergreen  International Equity Fund*
          Evergreen  Balanced Fund*
          Evergreen  Value Fund*
          Evergreen  Utility Fund*
          Evergreen  Short  Intermediate  Bond Fund*
          Evergreen U.S.  Government Fund*
          Evergreen  Florida  Municipal  Bond  Fund*
          Evergreen  Georgia Municipal Bond Fund*
          Evergreen  North  Carolina  Municipal Bond Fund*
          Evergreen  South  Carolina  Municipal  Bond Fund*
          Evergreen  Virginia Municipal  Bond Fund*
          Evergreen  High Grade Tax Free Fund*
          Evergreen  Treasury Money Market Fund*
     The Evergreen Lexicon Fund:
          Evergreen Intermediate Term Government Securities Fund** Evergreen Intermediate Term Bond Fund**
     Evergreen Tax Free Trust:
          Evergreen Pennsylvania Tax Free Money Market Fund***
          Evergreen New Jersey Tax Free Income Fund***
     Evergreen Variable Trust:
          Evergreen VA Fund
          Evergreen VA Growth & Income Fund
          Evergreen VA Foundation Fund


* Prior to July 7, 1995, each Fund was named "First Union" instead of
  "Evergreen."

**Prior to January 19, 1996, each Fund was a series of The FFB Lexicon Fund

***Prior to January 19, 1996, each Fund was a series of FFB Funds Trust

         Prospectuses for the Evergreen mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.


         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned Class A, B or C shares of an Evergreen mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, B or C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen mutual fund, to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present or retired full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.

Deferred Sales Charge Alternative--Class B Shares

         Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Balanced, Utility and Value, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Balanced, Utility and Value, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over eight years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the eight-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Balanced, Utility and Value, the shareholder service fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Balanced, Utility and Value, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed
"preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Balanced, Utility and Value, the shareholder service fee) for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Balanced, Utility and Value, shareholder service fee) enables the Fund to sell Class C of shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Balanced, Utility and Value, shareholder service fees) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


                            GENERAL INFORMATION ABOUT THE FUNDS (See also "Other
                              Information - General Information"
                                in each Fund's Prospectus)


Capitalization and Organization

         Each of the Evergreen Growth and Income Fund and Evergreen Total Return Fund is a Massachusetts business trust. The Evergreen American Retirement Fund and Evergreen Small Cap Equity Income Fund are each separate series of The Evergreen American Retirement Trust, a Massachusetts business trust. The Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund are each separate series of the Evergreen Foundation Trust, a Massachusetts business trust. The Evergreen Balanced Fund, Evergreen Utility Fund and Evergreen Value Fund, which prior to July 7, 1995 were known as the First Union Balanced Portfolio, First Union Utility Portfolio and First Union Value Portfolio, respectively, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts." Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the

Trusts.

         Total Return and Growth and Income may issue an unlimited number of shares of beneficial interest with a $0.001 par value. American Retirement, Small Cap, Foundation and Tax Strategic may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Balanced, Value and Utility may issue an unlimited number of shares of beneficial interest with a $.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders' meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.

Distributor

         Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Ernst & Young LLP has been selected to be the independent auditors of Total Return, Growth and Income, American Retirement and Small Cap.

         Price Waterhouse LLP has been selected to be the independent auditors of Foundation and Tax Strategic.

         KPMG Peat Marwick LLP has been selected to be the independent auditors of Balanced, Utility and Value.

                                            PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return." Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         With respect to Total Return,  Growth and Income,  American Retirement,

Small Cap, Foundation and Tax Strategic, the shares of each Fund outstanding prior to January 3, 1995 have been reclassified as Class Y shares. The average annual compounded total return for each Class of shares offered by the Funds for the most recently completed one, five and ten year fiscal periods is set forth in the table below.



TOTAL RETURN    1 Year     5 Years     10 Years
                 Ended       Ended        Ended
               1/31/96     1/31/96      1/31/96
Class A         17.53%      10.98%        8.80%
Class B         17.39%      11.63%        9.24%
Class C         21.43%      11.88%        9.24%
Class Y         23.54%      12.10%        9.35%


                                             From
GROWTH AND      1 Year     5 Years        10/15/86
INCOME           Ended       Ended     (inception)
              12/31/95    12/31/95     to 12/31/95
Class A         26.37%     16.07%        12.75%
Class B         26.83%     16.84%        13.27%
Class C         30.84%     17.06%        13.27%
Class Y         32.94%     17.25%        13.37%


                                            From
AMERICAN        1 Year     5 Years       3/14/88
RETIREMENT       Ended       Ended    (inception)
              12/31/95    12/31/95    to 12/31/95
Class A        18.95%      11.85%          9.91%
Class B        19.09%      12.55%          10.51%
Class C        23.00%      12.79%          10.50%
Class Y        25.96%      12.98%          10.62%

                               From
SMALL CAP        1 Year     10/1/93
                  Ended  (inception)
               12/31/95  to 12/31/95

Class A         22.62%     10.26%
Class B         22.86%     11.27%
Class C         26.81%     12.41%
Class Y         29.12%     12.91%


FOUNDATION      1 Year     5 Years           From 1/2/90
                 Ended     Ended             (inception)
              12/31/95     12/31/95          to 12/31/95

Class A         23.26%     18.20%            16.18%
Class B         23.37%     18.97%            16.89%
Class C         27.18%     19.13%            16.94%
Class Y         29.69%     19.41%            17,17%

TAX STRATEGIC   1 Year   From 11/02/93
                 Ended   (inception) to
              12/31/95     12/31/94

Class A          20.86%     12.67%
Class B          21.10%     13.72%
Class C          25.14%     14.92%
Class Y          27.40%     15.41%

BALANCED        1 Year
                 Ended   From inception*
              12/31/95   to 12/31/95

Class A         20.48%        10.20%
Class B         20.55%         9.19%
Class C         24.48%        15.38%
Class Y         26.81%        11.93%

UTILITY        1 Year     From inception**
                Ended     to 12/31/95
              12/31/95

Class A         24.52%        8.45%
Class B         24.92%        8.58%
Class C         28.84%       19.63%
Class Y         31.27%       14.95%

VALUE           1 Year   5 Years
                 Ended     Ended    From inception***
              12/31/95  12/31/95    to 12/31/95

Class A         25.55%      13.55%        12.85%
Class B         25.86%        --          12.60%
Class C         29.88%        --          19.25%
Class Y         32.20%      15.00%        14.98%



* Inception date:  Class A - June 6, 1991;  Class B - January 25, 1993;  Class C
- -September 2, 1994; Class Y - April 1, 1991.

** Inception date: Class A - January 4, 1994; Class B - January 4, 1994; Class C
- - September 2, 1994; Class Y - February 28, 1994.

*** Inception date: Class A - April 12, 1985; Class B - January 25, 1993; Class C - September 2, 1994; Class Y - December 31, 1990.


         The performance numbers for Total Return, Growth and Income, American Retirement, Small Cap, Foundation and Tax Strategic for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge through January 3, 1995 (commencement of class operations) and the actual performance of each class subsequent to January 3, 1995. The performance data calculated prior to January 3, 1995, does not reflect any Rule 12b-1 fees. If such fees were reflected the returns would be lower.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of each Fund for the thirty-day period ended December 31, 1995 (January 31, 1996 with respect to Total Return) for each Class of shares offered by the Funds is set forth in the table below:

Total Return                       Tax Strategic
  Class A     3.42%                   Class A    2.48%
  Class B     2.88%                   Class B    1.84%
  Class C     2.87%                   Class C    1.85%
  Class Y     3.61%                   Class Y    2.85%

Growth and Income                  Balanced
  Class A      .24%                   Class A   3.46%
  Class B     -.36%                   Class B   2.86%
  Class C     -.17%                   Class C   2.86%
  Class Y      .54%                   Class Y   3.88%

American Retirement                Utility
  Class A     2.92%                  Class A   4.30%
  Class B     2.33%                  Class B   3.75%
  Class C     2.32%                  Class C   3.75%
  Class Y     3.18%                  Class Y   4.76%

Small Cap                          Value
  Class A     2.76%                  Class A   2.48%
  Class B     2.13%                  Class B   1.87%
  Class C     2.13%                  Class C   1.84%
  Class Y     3.15%                  Class Y   2.86%

Foundation
  Class A     3.35%
  Class B     2.79%
  Class C     2.79%
  Class Y     3.76%



Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

          From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard &

Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                             FINANCIAL STATEMENTS

         Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP (in the case of Total Return, Growth and Income, American Retirement and Small Cap), Price Waterhouse LLP (in the case of Foundation and Tax Strategic) or KPMG Peat Marwick LLP (in the case of Balanced, Utility and Value) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.


APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Service. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service, Inc. A brief description of the applicable rating symbols Moody's Investors Service, Inc. and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A --high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Service: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.




                                                                 68


******************************************************************************

                         THE EVERGREEN TOTAL RETURN FUND

PART C.    OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a.       Financial Statements

         Included in Part A of this Registration Statement:

            Financial  Highlights  for the fiscal  years  ended  March 31,  1986 through March 31, 1994, the ten months ended January 31, 1995, the fiscal year ended January 31, 1996 (audited) and the six months ended July 31,1996 (unaudited)(Class Y Shares)


            Financial Highlights for the period January 3, 1995 (commencement of distribution) through January 31, 1995 and the fiscal year ended January 31, 1996 (audited) and July 31, 1996(unaudited). (Classes A, B and C Shares)

         Included in Part B of this Registration Statement:*

            Statement of Investments as of January 31, 1996 (audited) and July 31, 1996 (unaudited).

            Statement of Assets and Liabilities as of January 31, 1996 (audited)

            Statement of Operations for the fiscal year ended January 31, 1996 and July 31, 1996 (unaudited).

            Statements of Changes in Net Assets for the ten months  ended
               January 31, 1995 and the fiscal year ended January 31, 1996(audited) and July 31, 1996 (unaudited).

            Financial Highlights  (Classes  A,  B,  C and Y  Shares)

            Notes  to  Financial Statements

            Report of Independent Auditors

         Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required or the required information is shown in the financial statements or notes thereto.

b.  Exhibits

         Number   Description

         1(A)     Amended and Restated Declaration of Trust**
         1(B)     Form of Instrument providing for the Establishment and
                       Designation of Classes**
         2        By-Laws**
         3        None
         4        Instruments Defining Rights of Shareholders**
         5(A)     Investment Advisory Agreement**
         5(B)     Investment Subadvisory Agreement**
         6        Distribution Agreement**
         7        None
         8        Custodian Agreement***
         9        None
         10       None
         11       Consent of Ernst & Young, independent auditors
         12       None
         13       None
         14       None
         15       Rule 12b-1 Distribution Plans**
         16       None
         17       Copy of Financial Data Schedules
         18       Not applicable
         19       Not Applicable

         Other Exhibits:

                  Power of Attorney

--------------------------
         * Incorporated by reference to the Annual Report to Shareholders for the fiscal year ended January 31, 1996 which has been previously filed with the Commission and by reference to the Semi-Annual and Annual Reports of Registrant on form NSAR for the aforementioned period. **
         Incorporated  by  reference  to  Post-Effective  Amendment  No.  21  to
         Registrant's registration statement on Form N-1A, File No.2-61391, filed January 3, 1995. *** Incorporated by reference to Post-Effective Amendment No.11 to Registrant's registration statement on Form N-1A, File No.2-61391, filed February 6, 1986.

Item 25. Persons Controlled by or Under Common Control with Registrant

                           None

Item 26. Number of Holders of Securities (as of December 31, 1996)

         (1)                                                 (2)
         Title of Class                                      Number of
                                                             Record Shareholders

Class Y Shares of Beneficial Interest ($0.001 par value)

Class A Shares of Beneficial Interest ($0.001 par value)

Class B Shares of Beneficial Interest ($0.001 par value)

Class C Shares of Beneficial Interest ($0.001 par value)

Item 27. Indemnification

         Article  XI  of  the   Registrant's   By-laws  contains  the  following
provisions regarding indemnification of Trustees and officers:

         SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         SECTION 11.3 Expenses of Successful Defense. To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         SECTION 11.4 Required Standard of Conduct.

         (a) Unless a court orders otherwise,  any indemnification under Section
11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by: (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, (ii) an independent legal counsel in a written opinion.

         (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

         (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

         (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

         (A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

         (B) An independent legal counsel in a written opinion.

         SECTION 11.5 Advance  Payments.  Notwithstanding  any provision of this
Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

     (b) The Trust is insured against losses arising by reason of any lawful advances; or

     (c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

                  (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a)
                  (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                  (ii)     An independent legal counsel in a written opinion.

         SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

         SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

         SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business or Other Connections of Investment Adviser

     (a) For a description of the other business of the investment adviser, see the section entitled "Management of the Funds-Investment Adviser" in Part A.

     Evergreen Asset Management Corp., the Registrant's investment adviser, and Lieber and Company, the Registrant's sub-adviser also act as such to the Evergreen Trust, The Evergreen Total Return Fund, The Evergreen Limited Market Fund, Inc., Evergreen Growth and Income Fund, The Evergreen Money Market Trust, The Evergreen American Retirement Trust, The Evergreen Municipal Trust, Evergreen Equity Trust, Evergreen Foundation Trust and Evergreen Variable Trust, all registered investment companies. Stephen A. Lieber, Theodore J. Israel, Jr., Nola Maddox Falcone, George R. Gaspari and Joseph J. McBrien, officers of the Adviser and Lieber and Company, were, prior to June 30, 1994 officers and/or directors or trustees of the Registrant and the other funds for which the Adviser acts as investment adviser. Evergreen Asset Management Corp. and Lieber and Company are wholly-owned subsidiaries of First Union National Bank Of North Carolina.

     The Trustees and principal executive officers of First Union National Bank of North Carolina, parent of the Registrants's investment adviser and sub-adviser, and the Directors of First Union National Bank of North Carolina, are set forth in the following tables:

               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           BOARD OF DIRECTORS

       George E. Battle, Jr.              John R. Belk
       President of the Board of          Senior Vice President
       Bishops of AME Zion Church         Belk Stores Services, Inc.
       South Atlantic Region              2801 W. Tyvola Road
       Two First Union Center-Ste 2040    Charlotte, NC 29217-4500
       Charlotte, NC 28202

       Daniel T. Blue, Jr.                Ben Mayo Boddie
       Partner                            Chairman & CEO
       Thigpen, Blue, Stephens & Fellers   Boddie-Noell Enterprises, Inc.
       205 Fayetteville Street Mall       P.O. Box 1908
       Raleigh, NC 27602                  Rocky Mount, NC 27802

       Raymond A. Bryan, Jr.              John F.A.V. Cecil
       Chairman & CEO                     President
       T.A. Loving Company                Biltmore Dairy Farms, Inc.
       P.O. Drawer 919                    P.O. Box 5355
       Goldsboro, NC 27530                Asheville, NC 28813

       John W. Copeland                   John Crosland, Jr.
       President                          Chairman of the Board
       Ruddick Corporation                The Crosland Group, Inc.
       2000 Two First Union Center        135 Scaleybark Road
       Charlotte, NC 28282                Charlotte, NC  28209

       J. William Disher                  Malcolm E. Everett, III
       Chairman & President               President & CEO
       Lance Incorporated                 First Union National Bank
       P.O. Box 32368                     of North Carolina
       Charlotte, NC 28232                310 S. Tryon Street
                                          Charlotte, NC 28288-0006

       James F. Goodmon                   Shelton Gorelick
       President & Chief                  President
         Executive Officer                SGIC, Inc.
       Capitol Broadcasting               P.O. Box 35229
         Company, Inc.                    Charlotte, NC 28235-5129
       P.O. Box 12000
       Raleigh, NC  27605

       Charles L. Grace                   James E. S. Hynes
       President                          Chairman
       Cummins Atlantic, Inc.             Hynes Sales Company, Inc.
       P.O. Box 240729                    P.O. Box 220948
       Charlotte, NC  28224-0729          Charlotte, NC  28222

       Mackey J. McDonald                 Earl N. Phillips, Jr.
       President & CEO                    President
       V F Corporation                    First Factors Corporation
       P.O. Box 1022                      P.O. Box 2730
       Wyomissing, PA 19610               High Point, NC  27261


       J. Gregory Poole, Jr.              John P. Rostan, III
       Chairman & President               General Partner
       Gregory Poole Equipment Company    Heritage Investments, LLP
       P.O. Box 469                       P.O. Box 970
       Raleigh, NC  27602                 Valdese, NC  28690

       Nelson Schwab, III                 George Shinn
       Managing Director                  Owner and Chairman
       Carousel Capatal Company           Shinn Enterprises, Inc.
       4201 Congress St., Suite 440       100 Hive Drive
       Charlotte, NC  28209               Charlotte, NC  28217

       Harley F. Shuford, Jr.             Stanley E. Wright
       President and CEO                  Retired President and Chief
       Shuford Industries                 Executive Officer
       P.O. Box 608                       219 Fayetteville Street Mall
       Hickory, NC  28603                 Raleigh Federal Savings Bank
                                          Raleigh, NC 27601




               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           EXECUTIVE OFFICERS

           Edward E. Crutchfield, Chairman & CEO, First Union Corporation
           John R. Georgius, Vice Chairman, First Union Corporation
           B.J. Walker, Vice Chariman, First Union Corporation
           Malcolm E. Everett, President, FUNB of NC
           Austin A. Adams, EVP, First Union Corporation
           Marion A. Cowell Jr., EVP, First Union Corporation
           Robert T. Atwood, EVP & CFO, First Union Corporation
           Leigh Bullen, Controller, FUNB of NC
           H. Burt Melton, EVP, First Union Corporation
           Don R. Johnson, EVP, First Union Corporation
           Malcolm T. Murray, EVP, First Union Corporation
           Alvin T. Sale, EVP, First Union Corporation
           Richard K. Wagoner, EVP, FUNB of NC
           James H. Hatch, SVP & Corporate Controller, First Union Corporation Richard C. Highfield, SVP, First Union Corporation
           Ben C. Maffitt, SVP, FUNB of NC
           Donald A. McMullen, EVP, FUNB of NC
           Kenneth R. Stancliff, SVP, First Union Corporation
           Fred Winkler, EVP, FUNB of NC
           Peter J. Schild, SVP, First Union Corporation
           Betty Trautwein, SVP, FUNB of NC
           Alice Lehman, SVP, First Union Corporation
           Nina Archer, SVP, FUNB of NC


            All of the Executive Officers are located at the following address: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.


Item 29. Principal Underwriters

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.) The Director and principal executive officers are:

Director          Michael C. Petrycki

Officers          Robert A. Hering           President
                  Michael C. Petrycki        Vice President
                  Gordon M. Forrester        Vice President
                  Lawrence Wagner            VP, Chief Financial Officer
                  Steven D. Blecher          VP, Treasurer, Secretary
                  Elizabeth Q. Solazzo       Assistant Secretary
                  Thalia M. Cody             Assistant Secretary

         Evergreen Keystone Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:


   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund
        Evergreen  International Equity  Fund
        Evergreen  Balanced Fund
        Evergreen  Value Fund
        Evergreen  Utility Fund
        Evergreen Short-Intermediate Bond Fund*(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund
        Evergreen Florida Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen South Carolina  Municipal Bond Fund
        Evergreen  Virginia  Municipal Bond Fund
        Evergreen  High Grade Tax Free Fund
        Evergreen  Treasury  Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund


Item 30. Location of Accounts and Records

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant's Custodian, State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171 or the offices of Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.

Item 31. Management Services

                           Not Applicable.

Item 32. Undertakings

                           Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 22nd day of January, 1997.

                                      EVERGREEN TOTAL RETURN FUND

                                        /s/ John J. Pileggi
                                   by-----------------------------
                                        John J. Pileggi, President
                                        by James P. Wallin
                                        Attorney - In - Fact


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                      Date
-----------                        -----                      ----
/s/John J. Pileggi
-----------------------            President and             January 22, 1997
John J. Pileggi                    Treasurer
by James P. Wallin
Attorney - In - Fact

/s/ Laurence B. Ashkin
-----------------------            Trustee                   January 22, 1997
Laurence B. Ashkin
by James P. Wallin
Attorney - In - Fact


/s/Foster Bam
-----------------------            Trustee                   January 22, 1997
Foster Bam
by James P. Wallin
Attorney - In - Fact


/s/James S. Howell
-----------------------            Trustee                   January 22, 1997
James S. Howell
by James P. Wallin
Attorney - In - Fact


/s/Gerald M. McDonnell
-----------------------            Trustee                   January 22, 1997
Gerald M. McDonnell
by James P. Wallin
Attorney - In - Fact


/s/Thomas L. McVerry
-----------------------            Trustee                   January 22, 1997
Thomas L. McVerry
by James P. Wallin
Attorney - In - Fact

/s/William Walt Pettit
-----------------------            Trustee                   January 22, 1997
William Walt Pettit
by James P. Wallin
Attorney - In - Fact


/s/Russell A. Salton, III, M.D
------------------------------     Trustee                   January 22, 1997
Russell A. Salton, III, M.D
by James P. Wallin
Attorney - In - Fact

/s/Michael S. Scofield
-----------------------            Trustee                   January 22, 1997
Michael S. Scofield
by James P. Wallin
Attorney - In - Fact




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                                INDEX TO EXHIBITS


Exhibit
Number                     Description
-------                    ------------

11                       Consent of Independent
                         Accountants

17                       Financial Data Schedules

Other Exhibit


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